UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2013

Date of reporting period: 05/31/2013

Item 1 – Report to Stockholders

MAY 31, 2013

ANNUAL REPORT

FDP Series, Inc.

>	MFS Research International FDP Fund
>	Marsico Growth FDP Fund
>	Invesco Value FDP Fund
>	Franklin Templeton Total Return FDP Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.
2	FDP SERIES, INC.	MAY 31, 2013

Dear Shareholder

About this time one year ago, risk assets (such as equities) began to rebound from a spring selloff as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. As a result, global equities surged early in the year while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US recovery showed greater stability versus most other regions. But the market’s ascent was uneven, with positive economic reports pushing US stock indices to all-time highs in March and disappointing data causing weakness in April. Also driving volatility was speculation and anxiety about how long the US Federal Reserve would continue its stimulus programs. On the whole, US stocks have performed quite well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, while growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. More recently, non-US markets have been pressured by a poor outlook for European economies that are mired in recession, while China’s growth rate continued to disappoint. Emerging markets lagged the rest of the world as growth in these economies was particularly lackluster.

Despite continued headwinds for global growth, risk assets charged ahead for the reporting period, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 12-month period ended May 31, 2013, global equity markets and high yield bonds posted strong gains. US Treasury yields remained low from a historical perspective, but were highly volatile, with a sharp rise in the final month of the period driven by concerns about central bank policy tightening. In fixed income markets, 10-year US Treasury bonds posted negative returns and investment-grade bonds generated only a slight gain. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and are continuing to seek out new strategies and new ways of investing. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes within a portfolio that moves freely as market conditions change over time. We would encourage you to talk with your financial advisor and to visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets charged ahead for the reporting period, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of May 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	16.43%	27.28%
US small cap equities (Russell 2000® Index)	20.60	31.07
International equities (MSCI Europe, Australasia, Far East Index)	11.39	31.62
Emerging market equities (MSCI Emerging Markets Index)	1.30	14.10
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.37)	(2.22)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.05)	0.91
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.86)	3.62
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.79	14.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2013	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2013, the Fund generated strong positive returns, although it underperformed its primary benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index. For the same period, the Fund’s Institutional and Investor A Shares outperformed the secondary benchmark, the MSCI All Country World (excluding US) Index, while the Investor B and Investor C Shares underperformed the secondary benchmark. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•	The Fund underperformed the MSCI EAFE Index due to stock selection in financials and consumer discretionary, where an overweight position in export trading company Li & Fung Ltd. (Hong Kong) weakened relative performance. Across the industries, notable individual detractors included mining company Iluka Resources Ltd. (Australia), oil and gas exploration company Inpex Corp. (Japan), printers and computer peripherals manufacturer Canon, Inc. (Japan), mining operator Rio Tinto Plc (United Kingdom), mining equipment manufacturer Joy Global, Inc. (United States), medical diagnostics company Diagnosticos da America SA (Brazil) and food and beverage producer Danone SA (France). Not owning shares of the strong-performing pharmaceutical company Sanofi (France) also hindered results. Additionally, the Fund’s relative currency exposure, resulting primarily from differences between the benchmark index constituents and the Fund’s holdings of securities denominated in foreign currencies, detracted from performance for the period. Lastly, as the MSCI EAFE Index rose during the period, holding cash caused a drag on the Fund’s performance as compared to the benchmark index, which has no cash position.
•	Conversely, the Fund benefited from stock selection in the health care sector, where strong performance came from positions in health care products maker Bayer AG (Germany) and pharmaceutical and diagnostic company Roche Holding AG (Switzerland). Additionally, the timing of the Fund’s investment in pharmaceutical firm GlaxoSmithKline Plc (United Kingdom) benefited relative results as the Fund refrained from purchasing shares until the second half of the reporting period at which point the stock outpaced the benchmark index. Elsewhere in the Fund, notable individual contributors included several firms in the financials sector — Barclays Plc (United Kingdom), Erste Group Bank AG (Austria), ING Groep NV CVA (Netherlands) and global banking group BNP Paribas SA (France). Dutch brewing company Heineken NV and casino resorts operator Sands China Ltd. (Hong Kong) also boosted returns. The avoidance of poor-performing mining giant BHP Billiton (Australia) had a positive impact on relative results as well.

Describe recent portfolio activity.

•	In consumer discretionary, the Fund maintained an underweight to cyclical names in Europe, including the United Kingdom, given concerns about the macro environment across the region. Conversely, the Fund favored cyclical consumer stocks in Japan, where equities rallied in the first quarter of 2013. More recently, the Fund began trimming consumer discretionary positions in some of the better-performing Japanese stocks, while taking advantage of price weakness to add to positions in emerging markets.
•	In consumer staples, the Fund sought to benefit from growth in emerging markets via European stocks offering exposure to the faster-growing emerging markets at reasonable valuations.
•	In health care, the Fund increased exposure to the European pharmaceutical space with the addition of GlaxoSmithKline Plc, which offers a compelling product pipeline and a favorable capital allocation strategy for shareholders. The Fund continued to trim some of its Japanese health care holdings on the back of their strong performance.

Describe portfolio positioning at period end.

•	The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in the Asia-Pacific region, Europe and the United Kingdom, while overweight the emerging markets and Japan.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2013

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.
[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.
[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.49%	26.81%	N/A	(1.64)%	N/A	4.74%	N/A
Investor A	9.24	26.34	19.71%	(1.90)	(2.95)%	4.47	3.76%
Investor B	8.85	25.44	20.94	(2.67)	(3.05)	3.66	3.66
Investor C	8.95	25.46	24.46	(2.63)	(2.63)	3.69	3.69
MSCI EAFE Index	11.39	31.62	N/A	(1.60)	N/A	4.54	N/A
MSCI All Country World (ex US) Index	8.11	25.79	N/A	(1.62)	N/A	5.45	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio

Institutional	$1,000.00	$1,094.90	$6.58	$1,000.00	$1,018.65	$6.34	1.26%
Investor A	$1,000.00	$1,092.40	$7.88	$1,000.00	$1,018.65	$7.60	1.51%
Investor B	$1,000.00	$1,088.50	$11.66	$1,000.00	$1,013.73	$11.25	2.24%
Investor C	$1,000.00	$1,089.50	$11.67	$1,000.00	$1,013.73	$11.25	2.24%
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2013	5

Fund Summary as of May 31, 2013	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2013, the Fund generated strong positive returns, but underperformed its benchmark, the Standard & Poor’s (“S&P”) 500® Index.

What factors influenced performance?

•	The Fund underperformed its benchmark index due to stock selection in the consumer discretionary, financials and energy sectors. Within consumer discretionary, positions in leather goods retailer Coach, Inc., sportswear retailer NIKE, Inc., coffee purveyor Starbucks Corp. and discount store operator Dollar General Corp. negatively impacted results. The Fund sold its positions in Coach, Inc. and Dollar General Corp. during the period. In addition to stock selection, an underweight position in financials, the strongest-performing sector in the benchmark index during the period, hurt results. Notable positions that generated strong returns, but lagged the sector return in the benchmark index included bank names Wells Fargo & Co. and U.S. Bancorp (the latter of which was sold during the period) and wireless and broadcast communications infrastructure real estate investment trust American Tower Corp. In the energy sector, underperformance came from positions in oilfield services companies Halliburton Co. and National Oilwell Varco, Inc., which were sold before period end. On an individual security basis, the largest detractor from performance was infant formula manufacturer Mead Johnson Nutrition Co. (consumer staples), which was sold during the period.
•	The Fund’s cash balances temporarily exceeded 5% of net assets at various points during the fiscal year as the Fund was repositioned. The proceeds of sale activity were not immediately redeployed into other investments. For example, in the summer of 2012, cyclical positions were pared and cash was redeployed into defensive growth names as concerns mounted over the European sovereign debt crisis. Later in the year, cash positions were elevated as uncertainty over the renewal of the debt ceiling and the sequester impacted markets. Cash was opportunistically redeployed, which led to temporarily higher cash balances. As the S&P 500® Index rose during the period, holding cash detracted from the Fund’s performance as compared to the benchmark index, which has no cash position.
•	Conversely, the Fund benefited from stock selection in the health care sector, specifically within the pharmaceuticals, biotechnology & life sciences industry group. In particular, holdings in Biogen Idec, Inc., Gilead Sciences, Inc. and Bristol-Myers Squibb Co. delivered strong performance. Elsewhere in the Fund, the avoidance of utilities stocks proved beneficial as this sector generated the weakest performance for the period. Significant individual contributors included the Fund’s positions in credit card processor Visa, Inc. (information technology), home improvement retailer The Home Depot, Inc. (consumer discretionary) and agricultural materials company Monsanto Co. (materials).

Describe recent portfolio activity.

•	During the earlier part of the 12-month period, economic data pointed to a slowdown in global growth, while heightened uncertainty stemmed from the European sovereign debt crisis, the US presidential election and federal deficit issues. In this environment, the Fund reduced exposure to cyclical companies and added a defensive component via exposure to growth companies deemed to be self-funding and to have durable franchises, and to have exhibited consistent revenue streams. This resulted in a significant increase in the Fund’s health care holdings. Later in the period, as the global economy showed signs of improvement and policy uncertainty diminished, the Fund took positions in sectors expected to benefit from a slowly improving US economy, which resulted in increased exposure to financials.

Describe portfolio positioning at period end.

•	On an absolute basis, the Fund’s largest sector allocations at period end were consumer discretionary, information technology, industrials, health care and financials. Relative to the S&P 500® Index, the Fund was overweight in consumer discretionary and industrials and underweight in energy, consumer staples, financials and information technology. The Fund had no exposure to telecommunication services and utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2013

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
[3]	This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.79%	20.59%	N/A	4.40%	N/A	5.51%	N/A
Investor A	16.63	20.19	13.88%	4.14	3.02%	5.25	4.53%
Investor B	16.21	19.37	14.87	3.31	2.95	4.43	4.43
Investor C	16.27	19.42	18.42	3.35	3.35	4.46	4.46
S&P 500® Index	16.43	27.28	N/A	5.43	N/A	5.81	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio

Institutional	$1,000.00	$1,167.90	$5.78	$1,000.00	$1,019.60	$5.39	1.07%
Investor A	$1,000.00	$1,167.10	$7.13	$1,000.00	$1,018.35	$6.64	1.32%
Investor B	$1,000.00	$1,162.10	$11.10	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,162.70	$11.11	$1,000.00	$1,014.66	$10.35	2.06%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2013	7

Fund Summary as of May 31, 2013	Invesco Value FDP Fund

Investment Objective

Invesco Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2013, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Stock selection within financials was the largest contributor to relative performance, with a notable gain on the Fund’s position in Citigroup, Inc. Stock selection within consumer discretionary also enhanced results, with stand-out performance from holdings in News Corp. and Comcast Corp. With utilities being the worst-performing sector in the Russell 1000® Value Index for the period, the Fund’s material underweight position in this space proved beneficial. In materials, both stock selection and an underweight position to the sector had a positive impact on relative returns. International Paper Co. was the strongest individual contributor within materials. During the period, stock selection and an underweight position to consumer staples also contributed to the Fund’s performance, as did selection and underweight positions in telecommunication services (“telecom”) and energy.
•	Although the Fund remained fully invested during the period with minimal cash reserves, any allocation to cash detracts from performance relative to the benchmark index during a strong equity market. Weak stock selection within health care also had a negative impact on relative results, with UnitedHealth Group, Inc. being a notable individual detractor. Stock selection within information technology (“IT”) hindered performance as the Fund held a position in Microsoft Corp., which underperformed the IT sector and the benchmark index for the period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund trimmed select holdings in IT services, insurance (financials), media (consumer discretionary) and consumer staples based on valuations. Toward the end of the reporting period, the Fund took advantage of price weakness to add to select holdings in IT equipment and energy. The Fund also initiated positions in food products and beverages (consumer staples), oil & gas exploration & production (energy) and consumer durables (consumer discretionary).

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period with an underweight position in financials, utilities, materials, consumer staples, telecom, energy and industrials. The Fund was overweight in consumer discretionary, IT and health care. It is important to note that the Fund’s sector allocations are the result of individual stock selection, and are not influenced by macro views.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2013

Invesco Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	21.35%	35.68%	N/A	6.72%	N/A	5.46%	N/A
Investor A	21.27	35.47	28.35%	6.46	5.31%	5.22	4.50%
Investor B	20.79	34.34	29.84	5.62	5.30	4.39	4.39
Investor C	20.72	34.30	33.30	5.65	5.65	4.41	4.41
Russell 1000® Value Index	19.35	32.71	N/A	4.73	N/A	5.31	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,213.50	$5.90	$1,000.00	$1,019.60	$5.39	1.07%
Investor A	$1,000.00	$1,212.70	$7.28	$1,000.00	$1,018.35	$6.64	1.32%
Investor B	$1,000.00	$1,207.90	$11.34	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,207.20	$11.34	$1,000.00	$1,014.66	$10.35	2.06%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2013	9

Fund Summary as of May 31, 2013	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2013, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

•	Economic data reported during the period supported the idea of sustainable, albeit slow, US growth. Volatility measures and US Treasury rates were generally low and declining during most of the period, but reversed course in the last month of the period due to speculation about the pace of future monetary policy action from the US Federal Reserve and, more specifically, the possible tapering of its asset purchase program. Risk assets continued to perform well despite May’s higher volatility and rising US Treasury rates. The Fund’s corporate bond positions contributed positively to performance. In particular, exposure to the below-investment grade credit sector and security selection in investment grade corporate securities drove returns. Many of the Fund’s non-US dollar-denominated bonds across the yield curve benefited from interest rate movements in non-US markets during the period. Foreign currency exposure had a positive impact as well. The Fund benefited from security selection in commercial mortgage-backed securities and positioning in non-agency residential mortgage-backed securities (“MBS”), which both performed well during the period. Security selection within agency fixed-rate MBS also had a positive impact. The Fund’s defensive duration posture (lower sensitivity to interest rate movements) enhanced results.
•	Relative to the benchmark index, the Fund’s exposure to taxable municipal securities detracted from returns as did an underweight position in agency debentures.

Describe recent portfolio activity.

•	During the 12-month period, the Fund slightly reduced exposure to the corporate loan sector, while slightly increasing exposure to investment grade and high yield corporate bonds. In the securitized space, the Fund decreased its allocations to asset-backed securities and US Treasury Inflation Protected Securities, and added to its non-agency residential MBS allocation given attractive valuations in that space. Additionally, the Fund selectively pared its global bond holdings over the period to improve overall portfolio risk diversification.
•	The Fund transacts in mortgage dollar rolls, which require future mortgage settlements. To meet forward liabilities, the Fund holds cash or invests in high-quality, liquid assets. The Fund’s allocation to cash and cash equivalents did not materially impact performance during the period.

Describe portfolio positioning at period end.

•	As of period end, the Fund sought opportunities in global fixed income markets, primarily local government debt and currencies, which continued to present attractive valuations. Within US fixed income markets, the Fund continued to hold exposure to corporate credit sectors, which are not part of the benchmark index, while management remains mindful that recent valuation levels warrant a cautious stance in individual security selection. Relative to the Barclays US Aggregate Bond Index, the Fund was overweight in investment grade corporate bonds and underweight in US Treasuries and agency MBS. The Fund also remained active in non-agency securitized markets, seeking to take advantage of individual securities with attractive risk/reward characteristics.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2013

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2013

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.93%	(0.26)%	5.03%	N/A	6.40%	N/A	5.44%	N/A
Investor A	1.59	(0.38)	4.67	0.49%	6.14	5.27%	5.18	4.64%
Investor B	1.24	(0.62)	4.14	0.14	5.57	5.25	4.63	4.63
Investor C	1.14	(0.65)	4.10	3.10	5.55	5.55	4.59	4.59
Barclays US Aggregate Bond Index	—	(1.05)	0.91	N/A	5.50	N/A	5.20	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$997.40	$3.49	$1,000.00	$1,021.44	$3.53	0.70%
Investor A	$1,000.00	$996.20	$4.73	$1,000.00	$1,020.19	$4.78	0.95%
Investor B	$1,000.00	$993.80	$7.11	$1,000.00	$1,017.80	$7.19	1.43%
Investor C	$1,000.00	$993.50	$7.41	$1,000.00	$1,017.50	$7.49	1.49%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2013	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares for Franklin Templeton Total Return FDP Fund are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B Shares of the Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective on or about the close of business on June 10, 2013, all issued and outstanding Investor B Shares of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund will be converted into Investor A Shares. (There is no initial sales charge for automatic share conversions.)
•	Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

12	FDP SERIES, INC.	MAY 31, 2013

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2012 and held through May 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s and/or sub-advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	13

Portfolio Information as of May 31, 2013

MFS Research International FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc, Class A	3%
Nestlé SA, Registered Shares	3
Novartis AG, Registered Shares	2
Roche Holding AG	2
GlaxoSmithKline Plc	2
Rio Tinto Plc	2
Honda Motor Co. Ltd.	2
Westpac Banking Corp.	2
Danone SA	2
BP Plc	2

Geographic Allocation	Percent of Long-Term Investments
Japan	22%
United Kingdom	18
Switzerland	11
France	11
Germany	6
Hong Kong	5
Netherlands	4
Sweden	3
Australia	3
Brazil	2
United States	2
India	2
Other[1]	11
[1]	Other includes a 1% holding or less in each of the following countries: Argentina, Austria, Belgium, Bermuda, Canada, China, Denmark, Indonesia, Ireland, Israel, Italy, Papua New Guinea, Russia, Singapore, Spain, Taiwan, and Thailand.

Marsico Growth FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Gilead Sciences, Inc.	5%
Biogen Idec, Inc.	5
Google, Inc., Class A	4
Citigroup, Inc.	4
Monsanto Co.	3
eBay, Inc.	3
American International Group, Inc.	3
Visa, Inc., Class A	3
Anheuser-Busch InBev NV — ADR	3
Pentair Ltd., Registered Shares	3

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	27%
Information Technology	16
Industrials	15
Health Care	14
Financials	14
Consumer Staples	5
Materials	5
Energy	4
For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
14	FDP SERIES, INC.	MAY 31, 2013

Portfolio Information as of May 31, 2013 (concluded)
Invesco Value FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Citigroup, Inc.	5%
Microsoft Corp.	3
JPMorgan Chase & Co.	3
Viacom, Inc., Class B	3
Weatherford International Ltd.	2
Wells Fargo & Co.	2
The Bank of New York Mellon Corp.	2
Hewlett-Packard Co.	2
Merck & Co., Inc.	2
General Motors Co.	2

Sector Allocation	Percent of Long-Term Investments
Financials	24%
Consumer Discretionary	16
Health Care	16
Energy	14
Information Technology	11
Industrials	7
Consumer Staples	6
Materials	2
Telecommunication Services	2
Utilities	2
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	31%
Corporate Bonds	27
US Treasury Obligations	21
Foreign Agency Obligations	8
Floating Rate Loan Interests	5
Non-Agency Mortgage-Backed Securities	4
Preferred Securities	2
Asset-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	66%
AA/Aa	2
A	9
BBB/Baa	16
BB/Ba	3
B	4
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Services (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.
FDP SERIES, INC.	MAY 31, 2013	15

Schedule of Investments May 31, 2013	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Argentina — 1.0%
Arcos Dorados Holdings, Inc., Class A	96,190	$1,325,498
Australia — 3.1%
Iluka Resources Ltd.	138,717	1,460,823
Newcrest Mining Ltd.	22,084	301,710
Westpac Banking Corp.	95,970	2,586,478
		4,349,011
Austria — 1.0%
Erste Group Bank AG	42,214	1,355,840
Belgium — 0.7%
KBC Groep NV	25,855	1,024,904
Bermuda — 0.4%
Hiscox Ltd.	69,990	588,625
Brazil — 2.3%
Diagnosticos da America SA	72,000	373,144
EDP — Energias do Brasil SA	168,200	993,431
Itau Unibanco Holdings SA, Preference Shares — ADR	27,599	415,089
M Dias Branco SA	19,000	833,967
Tim Participacoes SA — ADR	32,451	621,761
		3,237,392
Canada — 0.5%
Cenovus Energy, Inc.	22,520	674,242
China — 0.8%
China Unicom Hong Kong Ltd.	594,000	807,027
Wumart Stores, Inc., Class H	165,000	336,177
		1,143,204
Denmark — 0.5%
TDC A/S	83,042	649,306
France — 10.5%
BNP Paribas SA	38,990	2,281,678
Danone SA	34,788	2,568,583
Dassault Systemes SA	7,502	940,326
GDF Suez	48,758	994,380
Legrand SA	9,926	486,461
LVMH Moet Hennessy Louis Vuitton SA	7,983	1,410,147
Pernod Ricard SA	13,742	1,650,453
Publicis Groupe SA	20,130	1,440,308
Schneider Electric SA	28,566	2,260,465
Suez Environnement Co.	44,010	566,700
		14,599,501
Germany — 6.1%
Bayer AG, Registered Shares	17,903	1,913,246
GSW Immobilien AG	12,249	477,802
Infineon Technologies AG	86,601	736,872
Linde AG	12,639	2,420,921
Siemens AG, Registered Shares	21,175	2,232,107
Symrise AG	15,524	632,656
		8,413,604
Common Stocks	Shares	Value
Hong Kong — 4.9%
AIA Group Ltd.	536,000	$2,369,653
China Resources Gas Group Ltd.	162,000	422,523
Hutchison Whampoa Ltd.	108,000	1,143,334
Li & Fung Ltd.	1,040,000	1,443,333
Sands China Ltd.	271,600	1,432,973
Sinotruk Hong Kong Ltd.	13,500	7,563
		6,819,379
India — 1.5%
HDFC Bank Ltd. — ADR	21,280	856,307
ICICI Bank Ltd.	22,839	465,193
Reliance Industries Ltd.	52,795	751,022
		2,072,522
Indonesia — 0.4%
Bank Rakyat Indonesia Persero Tbk PT	601,000	543,444
Ireland — 0.1%
Experian Plc	11,068	203,557
Israel — 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	154,150	199,411
Italy — 0.9%
Telecom Italia SpA, Non-Convertible Savings Shares	751,095	464,365
UniCredit SpA	138,173	775,452
		1,239,817
Japan — 21.9%
Aeon Credit Service Co. Ltd.	25,700	685,118
Canon, Inc.	35,400	1,209,565
Chugoku Marine Paints Ltd.	45,000	203,071
Denso Corp.	51,700	2,136,055
GLORY Ltd.	41,800	1,056,071
Honda Motor Co. Ltd.	70,900	2,632,145
Inpex Corp.	189	804,572
Japan Tobacco, Inc.	71,000	2,416,343
JGC Corp.	55,000	1,824,786
KDDI Corp.	49,600	2,237,651
Kobayashi Pharmaceutical Co. Ltd.	6,700	319,003
Lawson, Inc.	10,000	727,461
Miraca Holdings, Inc.	9,500	409,957
Mitsubishi Corp.	44,600	770,791
Mitsubishi Estate Co. Ltd.	65,000	1,601,403
Mitsubishi UFJ Financial Group, Inc.	251,000	1,456,681
Nippon Television Network Corp.	51,400	782,198
Nomura Research Institute Ltd.	32,500	939,204
Santen Pharmaceutical Co. Ltd.	34,800	1,393,619
Sony Financial Holdings, Inc.	34,400	504,285
Sumitomo Mitsui Financial Group, Inc.	60,200	2,376,682
Tokyo Gas Co. Ltd.	228,000	1,225,933
Yahoo! Japan Corp.	2,129	964,563
Yamato Holdings Co. Ltd.	91,800	1,685,557
		30,362,714

Portfolio Abbreviations

To simplify the listings of portfolio holdings	ADR	American Depositary	GBP	British Pound	NVDR	Non-Voting
in the Schedules of Investments, the names		Receipts	GO	General Obligation		Depository Receipts
and descriptions of many of the securities	AUD	Australian Dollar		Bonds	PEN	Peruvian Nuevo Sol
have been abbreviated according to the	BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso
following list:	CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
	CHG	Swiss Franc	ILS	Israeli New Shekel	RB	Revenue Bonds
	CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
	DKK	Danish Krone	JPY	Japanese Yen	SGD	Singapore Dollar
	EUR	Euro	KRW	South Korean Won	TBA	To Be Announced
	FKA	Formerly Known As	MXN	Mexican New Peso	USD	US Dollar
			MYR	Malaysian Ringgit

See Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Netherlands — 3.9%
Akzo Nobel NV	33,870	$2,166,647
Delta Lloyd NV	27,530	538,322
Heineken NV	15,050	1,047,009
ING Groep NV — CVA (a)	177,936	1,659,198
		5,411,176
Papua New Guinea — 0.4%
Oil Search Ltd.	62,870	491,549
Russia — 0.6%
Sberbank — ADR	68,721	841,145
Singapore — 0.8%
DBS Group Holdings Ltd.	82,000	1,110,230
Spain — 1.2%
Amadeus IT Holding SA, Class A Shares	30,543	932,183
Banco Santander SA	106,715	763,250
		1,695,433
Sweden — 3.3%
Atlas Copco AB, Class A	65,928	1,739,943
Hennes & Mauritz AB, Class B	26,300	899,772
Tele2 AB, Class B	46,569	580,212
Telefonaktiebolaget LM Ericsson, Class B	115,535	1,357,173
		4,577,100
Switzerland — 10.5%
Kuehne & Nagel International AG, Registered Shares	8,770	979,790
Nestle SA, Registered Shares	54,202	3,590,589
Novartis AG, Registered Shares	44,950	3,219,858
Roche Holding AG	12,465	3,090,527
Schindler Holding AG, Participation Certificates	11,290	1,641,238
Sonova Holding AG, Registered Shares (a)	7,155	785,641
UBS AG, Registered Shares (a)	75,063	1,317,055
		14,624,698
Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	238,439	866,994
Thailand — 0.9%
Kasikornbank PCL- NVDR	80,600	517,706
Siam Commercial Bank PCL	115,800	663,627
		1,181,333
United Kingdom — 18.0%
Barclays Plc	476,657	2,283,248
BG Group Plc	84,470	1,541,578
BP Plc	356,696	2,549,379
BT Group Plc	168,860	768,406
Cairn Energy Plc (a)	72,833	300,071
Compass Group Plc	54,930	720,349
GlaxoSmithKline Plc	113,819	2,944,858
HSBC Holdings Plc	223,513	2,452,167
Reckitt Benckiser Group Plc	18,925	1,353,298
Rio Tinto Plc	63,260	2,701,881
Royal Dutch Shell Plc, Class A	112,168	3,733,048
Standard Chartered Plc	68,479	1,585,590
Vodafone Group Plc	329,079	953,707
Whitbread Plc	27,118	1,180,589
		25,068,169
Common Stocks		Shares	Value
United States — 2.1%
Autoliv, Inc.		14,980	$1,175,331
Cognizant Technology Solutions Corp., Class A (a)		9,240	597,366
Joy Global, Inc.		21,020	1,136,761
			2,909,458
Total Long-Term Investments
(Cost — $113,471,588) — 99.0%			137,579,256

Short-Term Securities		Par (000)
Time Deposits — 1.3%
Europe — 0.1%
Citigroup, Inc., 0.00%, 6/03/13	EUR	50	64,983
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/03/13	HKD	129	16,615
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/03/13	JPY	563	5,605
Switzerland — 0.1%
Brown Brothers Harriman & Co., 0.00%, 6/03/13	CHF	122	127,352
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 6/03/13	GBP	22	32,685
United States — 1.1%
Brown Brothers Harriman & Co., 0.04%, 6/03/13	USD	1,592	1,591,563
Total Short-Term Securities (Cost — $1,838,803) — 1.3%			1,838,803
Total Investments (Cost — $115,310,391) — 100.3%			139,418,059
Liabilities in Excess of Other Assets — (0.3)%			(438,102)
Net Assets — 100.0%			$138,979,957

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	17

Schedule of Investments (continued)	MFS Research International FDP Fund

Notes to Schedule of Investments

(a)	Non-income producing security.
•	Foreign currency exchange contracts as of May 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	215,711	USD	326,169	Deutsche Bank AG	6/03/13	$1,581
GBP	95,969	USD	145,236	Goldman Sachs Group, Inc.	6/03/13	579
JPY	34,496,727	USD	340,543	UBS AG	6/03/13	2,861
SEK	949,940	USD	142,568	Citigroup, Inc.	6/03/13	855
USD	31,715	EUR	24,316	Brown Brothers Harriman & Co.	6/03/13	111
USD	21,993	GBP	14,545	Brown Brothers Harriman & Co.	6/03/13	(108)
USD	16,522	HKD	128,284	Brown Brothers Harriman & Co.	6/03/13	(4)
USD	12,789	ILS	47,114	Citigroup, Inc.	6/03/13	12
USD	135,332	SGD	171,535	Deutsche Bank AG	6/03/13	(382)
GBP	50,913	USD	77,448	Citigroup, Inc.	6/04/13	(92)
JPY	14,009,705	USD	138,417	Deutsche Bank AG	6/04/13	1,045
USD	32,602	EUR	25,125	Brown Brothers Harriman & Co.	6/04/13	(54)
USD	9,571	GBP	6,288	Brown Brothers Harriman & Co.	6/04/13	18
USD	563	HKD	4,372	Credit Suisse Group AG	6/04/13	—
USD	5,579	JPY	562,968	Brown Brothers Harriman & Co.	6/04/13	(25)
GBP	14,997	USD	22,763	Barclays PLC	6/05/13	24
USD	21,995	EUR	16,964	Deutsche Bank AG	6/05/13	(53)
Total						$6,368

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (concluded)	MFS Research International FDP Fund
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,325,498	—	—	$1,325,498
Australia	—	$4,349,011	—	4,349,011
Austria	—	1,355,840	—	1,355,840
Belgium	—	1,024,904	—	1,024,904
Bermuda	—	588,625	—	588,625
Brazil	3,237,392	—	—	3,237,392
Canada	674,242	—	—	674,242
China	—	1,143,204	—	1,143,204
Denmark	—	649,306	—	649,306
France	—	14,599,501	—	14,599,501
Germany	—	8,413,604	—	8,413,604
Hong Kong	—	6,819,379	—	6,819,379
India	856,307	1,216,215	—	2,072,522
Indonesia	—	543,444	—	543,444
Ireland	—	203,557	—	203,557
Israel	—	199,411	—	199,411
Italy	—	1,239,817	—	1,239,817
Japan	—	30,362,714	—	30,362,714
Netherlands	—	5,411,176	—	5,411,176
Papua New Guinea	—	491,549	—	491,549
Russia	841,145	—	—	841,145
Singapore	—	1,110,230	—	1,110,230
Spain	—	1,695,433	—	1,695,433
Sweden	—	4,577,100	—	4,577,100
Switzerland	—	14,624,698	—	14,624,698
Taiwan	—	866,994	—	866,994
Thailand	663,627	517,706	—	1,181,333
United Kingdom	—	25,068,169	—	25,068,169
United States	2,909,458	—	—	2,909,458
Short-Term Securities:
Time Deposits	—	1,838,803	—	1,838,803
Total	$10,507,669	$128,910,390	—	$139,418,059

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$7,086	—	$7,086
Liabilities:
Foreign currency exchange contracts	—	(718)	—	(718)
Total	—	$6,368	—	$6,368
[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, foreign currency at value of $527 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	19

Schedule of Investments May 31, 2013	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 3.8%
Precision Castparts Corp.	13,603	$2,909,954
Rolls-Royce Holdings Plc, Preference C Shares (a)	8,955,226	13,606
Rolls-Royce Holdings Plc (a)	103,763	1,882,172
		4,805,732
Beverages — 2.6%
Anheuser-Busch InBev NV — ADR	36,004	3,309,488
Biotechnology — 10.1%
Biogen Idec, Inc. (a)	26,551	6,305,597
Gilead Sciences, Inc. (a)	118,457	6,453,537
		12,759,134
Chemicals — 4.6%
Monsanto Co.	39,381	3,963,304
The Sherwin-Williams Co.	9,805	1,848,537
		5,811,841
Commercial Banks — 2.1%
Wells Fargo & Co.	64,791	2,627,275
Consumer Finance — 1.3%
American Express Co.	21,755	1,647,071
Diversified Financial Services — 5.0%
Citigroup, Inc.	85,374	4,438,594
Moody’s Corp.	28,475	1,891,879
		6,330,473
Energy Equipment & Services — 2.3%
Schlumberger Ltd.	39,655	2,896,005
Food Products — 1.8%
Green Mountain Coffee Roasters, Inc. (a)	10,642	778,249
Mondelez International, Inc., Class A	51,354	1,512,889
		2,291,138
Hotels, Restaurants & Leisure — 7.0%
Chipotle Mexican Grill, Inc. (a)	3,130	1,129,930
Starbucks Corp.	41,011	2,586,564
Starwood Hotels & Resorts Worldwide, Inc.	34,122	2,330,533
Wynn Resorts Ltd.	20,290	2,757,208
		8,804,235
Insurance — 3.0%
American International Group, Inc. (a)	85,167	3,786,525
Internet & Catalog Retail — 3.1%
Amazon.com, Inc. (a)	4,798	1,290,806
priceline.com, Inc. (a)	3,210	2,580,615
		3,871,421
Internet Software & Services — 8.3%
eBay, Inc. (a)	70,013	3,787,703
Equinix, Inc. (a)	6,226	1,261,637
Google, Inc., Class A (a)	5,113	4,450,407
Yahoo! Inc. (a)	35,281	927,890
		10,427,637
IT Services — 5.5%
Accenture Plc, Class A	31,385	2,577,022
FleetCor Technologies, Inc. (a)	7,453	649,007
Visa, Inc., Class A	21,183	3,773,540
		6,999,569
Machinery — 2.6%
Pentair Ltd., Registered Shares	55,914	3,256,431
Common Stocks	Shares	Value
Media — 6.7%
CBS Corp., Class B	60,629	$3,001,135
Comcast Corp., Class A	53,604	2,152,201
Liberty Global, Inc., Class A (a)	21,413	1,578,138
The Walt Disney Co.	28,152	1,775,828
		8,507,302
Oil, Gas & Consumable Fuels — 1.3%
Kinder Morgan, Inc.	44,795	1,701,314
Personal Products — 0.2%
The Estée Lauder Cos., Inc., Class A	3,499	237,162
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	52,391	2,410,510
Roche Holding AG	9,942	2,464,984
		4,875,494
Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	27,437	2,135,696
Road & Rail — 5.9%
Canadian Pacific Railway Ltd.	18,799	2,481,280
CSX Corp.	97,964	2,469,673
Union Pacific Corp.	16,507	2,552,312
		7,503,265
Semiconductors & Semiconductor Equipment — 2.0%
ASML Holding NV — NY Shares	22,744	1,848,405
Texas Instruments, Inc.	17,620	632,382
		2,480,787
Specialty Retail — 6.2%
AutoZone, Inc. (a)	6,187	2,529,431
The Home Depot, Inc.	33,035	2,598,533
TJX Cos., Inc.	52,625	2,663,352
		7,791,316
Textiles, Apparel & Luxury Goods — 3.1%
Lululemon Athletica, Inc. (a)	19,721	1,534,491
NIKE, Inc., Class B	38,217	2,356,460
		3,890,951
Trading Companies & Distributors — 2.2%
United Rentals, Inc. (a)	23,774	1,351,314
W.W. Grainger, Inc.	5,321	1,369,838
		2,721,152
Total Long-Term Investments (Cost — $94,194,001) — 96.3%		121,468,414

Short-Term Securities	Par (000)
Time Deposits — 5.2%
United States — 5.2%
Brown Brothers Harriman & Co., 0.04%, 6/03/13	$6,575	6,574,618
Total Short-Term Securities (Cost — $6,574,618) — 5.2%		6,574,618
Total Investments (Cost — $100,768,619) — 101.5%		128,043,032
Liabilities in Excess of Other Assets — (1.5)%		(1,921,042)
Net Assets — 100.0%		$126,121,990

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (concluded)	Marsico Growth FDP Fund

Notes to Schedule of Investments

(a)	Non-income producing security.
•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of May 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
GBP	345,385	USD	524,329	UBS AG	6/05/13	$449

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments[1]	$117,121,258	$4,347,156	—	$121,468,414
Short-Term Securities	—	6,574,618	—	6,574,618
Total	$117,121,258	$10,921,774	—	$128,043,032
[1] See above Schedule of Investments for values in each industry, excluding Level 2, which includes a portion of Aerospace & Defense and Pharmaceuticals, within the table.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$449	—	$449
[2]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	21

Schedule of Investments May 31, 2013	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Honeywell International, Inc.	12,530	$983,104
Textron, Inc.	27,330	736,817
		1,719,921
Auto Components — 1.0%
Johnson Controls, Inc.	32,416	1,211,062
Automobiles — 2.2%
General Motors Co. (a)	79,163	2,682,834
Capital Markets — 5.6%
The Bank of New York Mellon Corp.	94,134	2,829,668
The Goldman Sachs Group, Inc.	8,793	1,425,169
Morgan Stanley	64,662	1,674,746
State Street Corp.	15,474	1,024,069
		6,953,652
Commercial Banks — 4.1%
Fifth Third Bancorp	75,368	1,371,698
The PNC Financial Services Group, Inc. (b)	500	35,820
US Bancorp	24,109	845,261
Wells Fargo & Co.	69,982	2,837,770
		5,090,549
Communications Equipment — 1.2%
Cisco Systems, Inc.	60,808	1,464,257
Computers & Peripherals — 2.3%
Hewlett-Packard Co.	114,139	2,787,274
Diversified Financial Services— 8.7%
Bank of America Corp.	152,461	2,082,617
Citigroup, Inc.	107,887	5,609,045
JPMorgan Chase & Co.	55,562	3,033,130
		10,724,792
Diversified Telecommunication Services — 1.3%
AT&T, Inc.	17,474	611,415
Verizon Communications, Inc.	21,051	1,020,553
		1,631,968
Electric Utilities — 2.0%
FirstEnergy Corp.	21,153	825,179
PPL Corp.	53,885	1,600,384
		2,425,563
Electrical Equipment — 1.2%
Emerson Electric Co.	25,066	1,440,292
Electronic Equipment, Instruments & Components — 1.3%
Corning, Inc.	107,716	1,655,595
Energy Equipment & Services — 4.8%
Halliburton Co.	59,153	2,475,553
Noble Corp.	16,193	627,479
Weatherford International Ltd. (a)	211,106	2,847,820
		5,950,852
Food & Staples Retailing — 1.8%
CVS Caremark Corp.	34,253	1,972,288
Wal-Mart Stores, Inc.	3,966	296,815
		2,269,103
Food Products — 3.2%
Archer-Daniels-Midland Co.	26,522	854,804
Mondelez International, Inc., Class A	37,765	1,112,557
Tyson Foods, Inc., Class A	31,317	782,925
Unilever NV—NY Shares	29,042	1,184,333
		3,934,619
Common Stocks	Shares	Value
Health Care Providers & Services — 4.0%
Cardinal Health, Inc.	22,615	$1,062,000
UnitedHealth Group, Inc.	38,424	2,406,495
WellPoint, Inc.	18,973	1,460,352
		4,928,847
Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	32,817	1,086,243
Household Durables — 0.5%
Newell Rubbermaid, Inc.	23,177	626,706
Household Products — 0.3%
The Procter & Gamble Co.	4,404	338,051
Industrial Conglomerates — 2.1%
General Electric Co.	108,718	2,535,304
Insurance — 4.3%
Aflac, Inc.	11,315	630,132
The Allstate Corp.	49,647	2,394,971
MetLife, Inc.	36,216	1,601,110
The Travelers Cos., Inc.	7,786	651,844
		5,278,057
Internet Software & Services — 2.9%
eBay, Inc. (a)	33,928	1,835,505
Yahoo! Inc. (a)	65,063	1,711,157
		3,546,662
Machinery — 1.6%
Ingersoll-Rand Plc	34,290	1,972,704
Media — 8.3%
Comcast Corp., Class A	46,770	1,877,816
News Corp., Class B	64,096	2,066,455
Time Warner Cable, Inc.	26,468	2,527,959
Time Warner, Inc.	14,882	868,662
Viacom, Inc., Class B	45,126	2,973,352
		10,314,244
Metals & Mining — 0.9%
Alcoa, Inc.	134,840	1,146,140
Multiline Retail — 1.6%
Kohl’s Corp.	16,279	836,903
Target Corp.	15,860	1,102,270
		1,939,173
Oil, Gas & Consumable Fuels — 8.8%
BP Plc — ADR	58,338	2,503,284
Chevron Corp.	13,388	1,643,377
Murphy Oil Corp.	30,436	1,927,207
Occidental Petroleum Corp.	17,658	1,625,772
QEP Resources, Inc.	49,071	1,391,654
Royal Dutch Shell Plc — ADR	27,136	1,801,016
		10,892,310
Paper & Forest Products — 1.3%
International Paper Co.	35,051	1,617,604
Pharmaceuticals — 10.7%
Bristol-Myers Squibb Co.	50,763	2,335,605
GlaxoSmithKline Plc — ADR	26,153	1,353,941
Merck & Co., Inc.	58,361	2,725,459
Novartis AG, Registered Shares	19,669	1,408,930
Pfizer, Inc.	87,009	2,369,255
Roche Holding AG — ADR	19,765	1,232,150
Sanofi — ADR	34,534	1,833,410
		13,258,750

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.	29,880	$725,486
Software — 2.6%
Microsoft Corp.	93,833	3,272,895
Specialty Retail — 1.1%
Lowe’s Cos., Inc.	11,825	497,951
Staples, Inc.	58,409	876,135
		1,374,086
Wireless Telecommunication Services — 0.9%
Vodafone Group Plc — ADR	37,910	1,097,494
Total Long-Term Investments (Cost — $86,048,065) — 95.5%		117,893,089
Short-Term Securities	Par (000)	Value
Time Deposits — 4.5%
United States — 4.5%
Brown Brothers Harriman & Co., 0.04%, 06/03/13	$5,554	$5,553,979
Total Short-Term Securities (Cost — $5,553,979) — 4.5%		5,553,979
Total Investments (Cost — $91,602,044) — 100.0%		123,447,068
Other Assets Less Liabilities — 0.0%		54,434
Net Assets — 100.0%		$123,501,502

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2012	Shares Purchased	Shares Sold	Shares Held at May 31, 2013	Value at May 31, 2013	Income	Realized Gain (Loss)
The PNC Financial Services Group, Inc.	500	—	—	500	$35,820	$820	—

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of May 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	805,631	CHF	770,098	Bank of New York Mellon Corp.	6/20/13	$168
USD	544,895	CHF	520,701	Citigroup, Inc.	6/20/13	283
USD	973,404	CHF	930,319	State Street Corp.	6/20/13	364
USD	885,787	EUR	681,973	Bank of New York Mellon Corp.	6/20/13	(681)
USD	1,151,789	EUR	886,566	Canadian Imperial Bank of Commerce	6/20/13	(620)
USD	1,222,499	EUR	941,219	Citigroup, Inc.	6/20/13	(952)
USD	974,442	EUR	750,171	State Street Corp.	6/20/13	(674)
USD	1,071,337	GBP	698,158	Bank of New York Mellon Corp.	6/20/13	10,672
USD	1,446,396	GBP	942,513	Canadian Imperial Bank of Commerce	6/20/13	14,499
USD	749,879	GBP	488,710	Citigroup, Inc.	6/20/13	7,414
USD	985,861	GBP	642,497	State Street Corp.	6/20/13	9,757
Total						$40,230

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	23

Schedule of Investments (concluded)	Invesco Value FDP Fund
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$116,484,159	$1,408,930	—	$117,893,089
Short-Term Securities	—	5,553,979	—	5,553,979
Total	$116,484,159	$6,962,909	—	$123,447,068
[1] See above Schedule of Investments for values in each industry excluding Level 2, which includes a portion of Pharmaceuticals, within the table.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$43,157	—	$43,157
Liabilities:
Foreign currency exchange contracts	—	(2,927)	—	(2,927)
Total	—	$40,230	—	$40,230
[2]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, foreign currency at value of $115 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended May 31, 2013.

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments May 31, 2013	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Aames Mortgage Investment Trust, Series 2005-4, Class M1, 0.90%, 10/25/35 (a)	USD	146	$145,760
Ameriquest Mortgage Securities, Inc. (a):
Series 2004-R4, Class M1, 1.02%, 6/25/34		428	419,521
Series 2005-R9, Class A2B, 0.42%, 11/25/35		6	5,812
Argent Securities, Inc., Series 2005-W2, Class A2C, 0.55%, 10/25/35 (a)		225	203,180
Bayview Financial Acquisition Trust, Series 2004-D, Class M1, 0.82%, 8/28/44 (a)		252	249,270
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.69%, 2/25/35 (a)		196	184,432
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF6, 4.49%, 10/25/33 (a)		214	218,250
Countryplace Manufactured Housing Contract Trust, Series 2005-1, Class A3, 4.80%, 12/15/35 (a)(b)		41	41,900
Countrywide Asset-Backed Certificates (a):
Series 2004-1, Class M1, 0.94%, 3/25/34		123	115,856
Series 2005-11, Class AF4, 5.21%, 2/25/36		700	601,479
Series 2005-14, Class 3A2, 0.43%, 4/25/36		88	87,153
Green Tree Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (a)		150	173,895
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, 6/15/29		632	640,851
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.17%, 12/25/34 (a)		178	155,820
JPMorgan Mortgage Acquisition Corp., Series 2006-ACC1, Class A4, 0.34%, 5/25/36 (a)		97	94,409
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1, 0.66%, 8/25/35 (a)		101	99,148
Morgan Stanley ABS Capital I (a):
Series 2003-HE1, Class M1, 1.39%, 5/25/33		265	256,989
Series 2005-WMC1, Class M2, 0.93%, 1/25/35		119	113,995
Residential Asset Securities Corp., Series 2005-AHL2, Class A2, 0.45%, 10/25/35 (a)		66	65,491
Structured Asset Securities Corp., Series 2006-WF1, Class A5, 0.49%, 2/25/36 (a)		464	454,337
Total Asset-Backed Securities — 2.3%			4,327,548

Common Stocks (c)		Shares
Automobiles — 0.0%
General Motors Co.		661	22,401
Paper & Forest Products — 0.0%
NewPage Holdings Corp.		400	38,000
Total Common Stocks — 0.0%			60,401

Corporate Bonds		Par (000)
Aerospace & Defense — 0.2%
United Technologies Corp., 3.10%, 6/01/22	USD	356	363,865
Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		500	480,966
Constellation Brands, Inc., 7.25%, 5/15/17		800	935,000
Heineken NV, 2.75%, 4/01/23 (b)		700	673,612
			2,089,578
Corporate Bonds		Par (000)	Value
Biotechnology — 0.5%
Gilead Sciences, Inc., 4.50%, 4/01/21	USD	800	$893,725
Capital Markets — 1.5%
Credit Suisse, 2.20%, 1/14/14		500	505,483
Export-Import Bank of Korea:
1.25%, 11/20/15		200	198,797
4.00%, 1/29/21		400	415,760
The Goldman Sachs Group, Inc., 2.38%, 1/22/18		200	201,038
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		200	234,146
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	833,832
Morgan Stanley:
6.00%, 4/28/15		300	325,448
5.50%, 1/26/20		100	112,767
			2,827,271
Chemicals — 0.4%
Ineos Group Holdings Plc, 7.88%, 2/15/16 (b)	EUR	75	98,822
Ineos Group Holdings SA, 6.50%, 8/15/18 (b)		100	126,888
PTT Global Chemical PCL, 4.25%, 9/19/22 (b)	USD	200	205,596
RPM International, Inc., 6.25%, 12/15/13		50	51,284
RPM United Kingdom GP, 6.70%, 11/01/15 (b)		200	222,966
			705,556
Commercial Banks — 3.3%
AIB Mortgage Bank:
2.63%, 7/29/16	EUR	350	465,075
4.88%, 6/29/17		550	785,130
Banco do Brasil SA, 5.88%, 1/26/22 (b)	USD	500	522,500
Bank of Ireland Mortgage Bank, 3.25%, 6/22/16	EUR	400	537,576
CIT Group, Inc.:
5.38%, 5/15/20	USD	100	107,750
5.00%, 8/15/22		100	106,500
Halyk Savings Bank of Kazakhstan, 7.25%, 5/03/17		400	432,700
HSBC Bank Brasil SA—Banco Multiplo, 4.00%, 5/11/16 (b)		200	208,500
HSBC Holdings Plc, 6.50%, 9/15/37		400	480,337
ING Bank NV, 1.92%, 9/25/15 (a)(b)		500	509,119
Nykredit Realkredit A/S:
2.00%, 1/01/16	DKK	3,000	543,115
Series 10S, 4.00%, 1/01/16		1,500	284,379
Series 12E, 4.00%, 1/01/16		1,500	284,646
Regions Financial Corp., 7.75%, 11/10/14	USD	57	61,998
The Royal Bank of Scotland Plc:
6.93%, 4/09/18	EUR	100	145,967
6.13%, 12/15/22	USD	100	103,015
Shinhan Bank, 1.88%, 7/30/18 (b)		300	291,893
SVB Financial Group, 5.38%, 9/15/20		300	338,725
			6,208,925
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		300	332,806
Communications Equipment — 0.1%
Nokia Siemens Networks Finance BV, 7.13%, 4/15/20 (b)	EUR	100	137,936
Computers & Peripherals — 0.3%
Apple, Inc., 2.40%, 5/03/23	USD	600	572,311
Construction Materials — 0.1%
Cemex SAB de CV, 9.00%, 1/11/18 (b)		200	214,000
Consumer Finance — 0.8%
American Express Credit Corp., 5.38%, 10/01/14	GBP	400	641,995
Discover Financial Services, 3.85%, 11/21/22	USD	400	402,839

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Consumer Finance (concluded)
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	USD	150	$165,238
8.13%, 1/15/20		200	252,006
			1,462,078
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		200	203,000
Diversified Financial Services — 1.9%
Ally Financial, Inc.:
8.00%, 12/31/18		50	58,500
7.50%, 9/15/20		200	233,500
Bank of America Corp., 5.63%, 10/14/16		500	563,140
Citigroup, Inc., 3.50%, 5/15/23		500	470,221
Deutsche Bank AG, 4.30%, 5/24/28		500	482,210
General Electric Capital Corp., Series G, 6.00%, 8/07/19		500	599,941
JPMorgan Chase & Co.:
4.38%, 1/30/14	EUR	300	400,176
4.25%, 10/15/20	USD	700	759,796
			3,567,484
Diversified Telecommunication Services — 1.6%
CenturyLink, Inc., Series T, 5.80%, 3/15/22		200	204,500
Frontier Communications Corp.:
8.50%, 4/15/20		100	114,500
7.13%, 1/15/23		100	104,500
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		100	109,875
Telefonica Emisiones SAU:
4.95%, 1/15/15		250	263,178
4.57%, 4/27/23		500	498,406
Verizon New York, Inc., 7.38%, 4/01/32		100	125,984
Windstream Corp., 8.13%, 8/01/13		1,500	1,511,250
			2,932,193
Electric Utilities — 0.9%
Dominion Resources, Inc., 8.88%, 1/15/19		600	805,183
Georgia Power Co., 4.30%, 3/15/42		300	294,440
Pacific Gas & Electric Co., 4.45%, 4/15/42		400	401,666
Virginia Electric and Power Co., 1.20%, 1/15/18		200	197,901
			1,699,190
Energy Equipment & Services — 0.6%
CNOOC Finance 2013, Ltd., 3.00%, 5/09/23		500	474,733
Energy Transfer Partners LP, 5.20%, 2/01/22		200	220,287
Lukoil International Finance BV, 4.56%, 4/24/23 (b)		500	484,862
			1,179,882
Food & Staples Retailing — 1.1%
Cencosud SA, 4.88%, 1/20/23 (b)		500	500,145
CVS Caremark Corp.:
5.75%, 6/01/17		147	171,064
2.75%, 12/01/22		500	485,307
Safeway, Inc., 3.95%, 8/15/20		600	611,655
Woolworths Ltd., 4.00%, 9/22/20 (b)		300	323,396
			2,091,567
Food Products — 2.0%
Bunge Ltd. Finance Corp., 5.10%, 7/15/15		400	431,720
Dean Foods Co., 7.00%, 6/01/16		1,500	1,693,125
Ingredion, Inc., 4.63%, 11/01/20		300	326,742
Kraft Foods Group, Inc., 3.50%, 6/06/22		800	822,433
Sigma Alimentos SA de CV, 5.63%, 4/14/18 (b)		200	221,500
Wm. Wrigley Jr. Co., 3.05%, 6/28/13 (b)		200	200,247
			3,695,767
Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 0.6%
DENTSPLY International, Inc., 4.13%, 8/15/21	USD	500	$522,920
PerkinElmer, Inc., 5.00%, 11/15/21		600	644,185
			1,167,105
Health Care Providers & Services — 2.0%
HCA Holdings, Inc., 6.25%, 2/15/21		100	107,000
HCA, Inc.:
6.75%, 7/15/13		1,500	1,507,500
5.88%, 5/01/23		200	211,500
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	983,194
WellPoint, Inc., 3.30%, 1/15/23		1,000	992,603
			3,801,797
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		200	209,000
MGM Resorts International:
6.63%, 7/15/15		100	108,500
6.75%, 10/01/20 (b)		100	109,000
			426,500
Household Durables — 0.6%
DR Horton, Inc., 5.63%, 1/15/16		1,000	1,077,500
Household Products — 0.5%
Colgate-Palmolive Co., 2.10%, 5/01/23		1,000	947,307
Independent Power Producers & Energy Traders — 0.5%
Korea Hydro & Nuclear Power Co., Ltd., 3.00%, 9/19/22 (b)		600	571,314
State Grid Overseas Investment 2013, Ltd., 3.13%, 5/22/23 (b)		300	289,865
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (b)		200	157,000
			1,018,179
Industrial Conglomerates — 0.3%
General Electric Co., 2.70%, 10/09/22		200	196,581
Hutchison Whampoa International Ltd. (b):
3.50%, 1/13/17		300	314,123
7.45%, 11/24/33		50	66,800
			577,504
Insurance — 0.9%
Aflac, Inc., 8.50%, 5/15/19		100	133,106
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (b)		600	653,591
PRICOA Global Funding I, 5.45%, 6/11/14 (b)		300	314,996
Prudential Covered Trust, 3.00%, 9/30/15 (b)		450	466,789
Willis Group Holdings Plc, 5.75%, 3/15/21		200	223,325
			1,791,807
Media — 2.0%
CBS Corp., 1.95%, 7/01/17		500	503,204
Clear Channel Communications, Inc., 9.00%, 3/01/21		200	198,500
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 3/15/20		100	106,250
DIRECTV Holdings LLC, 3.80%, 3/15/22		500	507,072
DISH DBS Corp.:
5.88%, 7/15/22		200	200,500
5.00%, 3/15/23		100	94,500
Intelsat Jackson Holdings SA, 6.63%, 12/15/22 (b)		100	104,125
NBC Universal Media LLC, 2.88%, 1/15/23		400	394,856
News America, Inc., 7.25%, 5/18/18		400	498,207
Time Warner Cable, Inc., 6.75%, 7/01/18		700	848,088
Time Warner, Inc., 6.10%, 7/15/40		200	229,385
			3,684,687
See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)		Value
Metals & Mining — 1.0%
ArcelorMittal, 6.00%, 3/01/21	USD	200		$208,000
FMG Resources August 2006 Property Ltd., 6.88%, 4/01/22 (b)		200		202,000
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23 (b)		500		486,658
Glencore Funding LLC, 4.13%, 5/30/23 (b)		500		488,586
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		200		199,201
Teck Resources Ltd., 4.50%, 1/15/21		300		312,950
				1,897,395
Multi-Utilities — 0.7%
CenterPoint Energy, Inc., 6.50%, 5/01/18		300		362,213
GDF Suez, 1.63%, 10/10/17 (b)		300		300,279
Sempra Energy, 2.88%, 10/01/22		600		585,321
				1,247,813
Oil, Gas & Consumable Fuels — 3.6%
Apache Corp., 4.25%, 1/15/44		600		558,762
Canadian Natural Resources Ltd., 5.90%, 2/01/18		500		587,085
Chesapeake Energy Corp.:
6.63%, 8/15/20		200		222,500
5.75%, 3/15/23		50		52,000
CNPC HK Overseas Capital Ltd., 5.95%, 4/28/41 (b)		200		234,478
Energy Transfer Equity LP, 7.50%, 10/15/20		200		229,500
Enogex LLC, 6.25%, 3/15/20 (b)		400		443,919
Enterprise Products Operating LLC:
3.35%, 3/15/23		300		296,782
7.03%, 1/15/68		100		116,000
Gaz Capital for Gazprom, 6.21%, 11/22/16 (b)		500		556,300
Kinder Morgan Energy Partners LP, 3.45%, 2/15/23		200		196,591
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (b)		200		220,790
Plains Exploration & Production Co., 6.63%, 5/01/21		100		110,500
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (b)		200		200,000
SandRidge Energy, Inc., 7.50%, 2/15/23		100		103,000
Valero Energy Corp., 9.38%, 3/15/19		800		1,083,536
Weatherford International Ltd., 5.95%, 4/15/42		900		925,727
Woodside Finance Ltd., 4.50%, 11/10/14 (b)		600		629,311
				6,766,781
Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (c)(d)		92		—
Personal Products — 0.2%
Avon Products, Inc., 5.00%, 3/15/23		300		317,090
Pharmaceuticals — 0.8%
AbbVie, Inc. (b):
2.90%, 11/06/22		500		486,287
4.40%, 11/06/42		400		390,690
Actavis, Inc. (FKA Watson Pharmaceuticals, Inc.), 3.25%, 10/01/22		100		98,257
Zoetis, Inc., 3.25%, 2/01/23 (b)		500		494,668
				1,469,902
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp., 3.50%, 1/31/23		500		484,799
ERP Operating LP, 5.75%, 6/15/17		500		577,748
Healthcare Realty Trust, Inc.:
6.50%, 1/17/17		500		569,550
4.13%, 4/01/19		500		539,480
KimCo Realty Corp., 6.88%, 10/01/19		200		249,329
				2,420,906
Corporate Bonds		Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor, Inc.:
9.25%, 4/15/18 (b)	USD	75		$81,562
10.75%, 8/01/20		134		151,420
Maxim Integrated Products, Inc., 3.38%, 3/15/23		500		492,401
				725,383
Software — 0.3%
Symantec Corp., 2.75%, 6/15/17		500		512,511
Specialty Retail — 0.1%
Edcon Proprietary Ltd., 9.50%, 3/01/18 (b)	EUR	100		131,275
Tobacco — 0.4%
Altria Group, Inc., 9.70%, 11/10/18	USD	169		230,776
Lorillard Tobacco Co., 2.30%, 8/21/17		500		501,672
				732,448
Transportation Infrastructure — 0.5%
DP World Ltd., 6.85%, 7/02/37 (b)		380		430,350
Sydney Airport Finance Co. Property Ltd., 3.90%, 3/22/23 (b)		500		503,210
				933,560
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp., 7.00%, 3/01/20 (b)		200		225,000
Total Corporate Bonds — 33.7%				63,049,584

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.2%
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		110		110,850
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		178		177,892
				288,742
Auto Components — 0.0%
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14		40		38,757
Term Loan C, 2.13% — 2.14%,, 12/28/15		20		19,750
				58,507
Chemicals — 0.4%
Arysta LifeScience Corp., First Lien Term Loan, 4.50%, 5/25/20		250		251,393
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 4.75%, 2/03/20		136		136,466
Ineos US Finance LLC, Dollar Term Loan, 4.00%, 5/04/18		182		181,502
Tronox Pigments (Netherlands) BV, Term Loan B, 4.50%, 3/19/20		160		161,434
				730,795
Commercial Services & Supplies — 0.5%
ARAMARK Corp.:
Extended Synthetic LC, 3.55%, 7/26/16		14		14,627
Extended Synthetic LC, 3.55%, 7/26/16		—	(e)	124
Extended Term Loan B, 3.69%, 7/26/16		220		222,398
Extended Term Loan C, 3.69% — 3.78%, 7/26/16		8		8,230
Term Loan D, 4.00%, 8/22/19		100		101,123
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		258		259,123
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		260		263,197
				868,822
Communications Equipment — 0.1%
Telesat LLC, Term Loan B, 3.50%, 3/28/19		170		170,394

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (a)		Par (000)	Value
Containers & Packaging — 0.3%
Berry Plastics Holding Corp., Term Loan D, 3.50%, 2/07/20	USD	210	$210,381
Pact Group Property Ltd., Term Loan B, 3.75%, 5/29/20		60	60,600
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/28/18		244	245,471
			516,452
Diversified Consumer Services — 0.1%
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		272	271,991
Diversified Financial Services — 0.2%
Asurion LLC:
First Lien Term Loan, 4.50%, 5/24/18		38	38,224
Term Loan B-1, 4.75%, 7/18/17		52	52,542
TransUnion LLC, Term Loan, 4.25%, 2/10/19		312	314,355
			405,121
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Tranche B Term Loan, 4.25%, 4/02/18		295	296,998
Food Products — 0.3%
Del Monte Foods Co., Term Loan B, 4.00%, 3/08/18		337	338,722
HJ Heinz Co., Term Loan B2, 3.50%, 6/05/20		225	226,975
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		62	62,397
			628,094
Food and Staples Retailing — 0.0%
Advance Pierre Foods, Inc., First Lien Term Loan, 5.75%, 7/10/17		77	77,044
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc., Parent Term Loan, 4.00%, 5/17/19		270	270,456
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		100	100,524
			370,980
Health Care Providers & Services — 0.5%
Community Health Systems, Inc., Extended Term Loan, 3.77%—3.78%, 1/25/17		198	199,093
DaVita, Inc.:
Term Loan B2, 4.00%, 8/24/19		234	236,731
Tranche B Term Loan, 4.50%, 10/20/16		153	154,589
HCA, Inc., New Tranche B-2 Term Loan, 3.03%, 3/31/17		260	260,853
Universal Health Services, Inc., New Tranche B Term Loan, 2.45%, 11/15/16		182	182,695
			1,033,961
Hotels, Restaurants & Leisure — 0.3%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/16/18		123	123,821
Burger King Holdings, Inc., Tranche B Term Loan, 3.75%, 9/27/19		186	187,663
DineEquity, Inc., Term Loan B2, 3.75%, 10/19/17		98	99,298
Dunkin Brands, Inc., Term B-3 Loan, 3.75%, 2/14/20		126	126,499
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		32	32,155
			569,436
IT Services — 0.1%
Moneygram International, Inc., Term Loan B, 4.25%, 3/20/20		220	220,550
Floating Rate Loan Interests (a)		Par (000)	Value
Machinery — 0.2%
Allison Transmission, Inc.:
Extended Term Loan B2, 3.21%, 8/07/17	USD	28	$27,921
Term Loan B3, 4.25%, 8/23/19		99	99,306
Terex Corp., Term Loan, 4.50%, 4/28/17		203	205,917
Tomkins LLC and Tomkins, Inc., Term Loan B2, 3.75%, 9/29/16		123	124,117
			457,261
Media —1.0%
Cinemark USA, Inc., New Term Loan, 3.20%, 12/18/19		138	138,658
CSC Holdings LLC, Term Loan B, 2.69%, 4/17/20		375	373,428
Entravision Communications Corp., Term Loan, 0.50%, 5/29/20		100	100,000
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		53	53,618
Nine Entertainment Group Ltd., Term Loan B, 3.50%, 2/05/20		144	145,017
Regal Cinemas Corp., Term Loan, 2.69%—2.78%, 8/23/17		203	203,283
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		44	43,835
TWCC Holdings Corp., Term Loan, 3.50%, 2/11/17		216	217,611
UPC Financing Partnership:
Term Loan AF, 4.00%, 1/29/21		52	52,211
USD Term Loan AH, 3.25%, 6/30/21		415	414,881
Virgin Media Investment Holdings, Term Loan B, 3.50%, 6/07/20		100	99,590
WMG Acquisition Corp.:
Delayed Draw Term Loan 1, 7/06/20		7	6,668
Term Loan, 3.75%, 7/01/20		43	43,509
			1,892,309
Metals & Mining — 0.3%
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17		133	133,572
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		183	183,913
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		170	170,293
			487,778
Oil, Gas & Consumable Fuels — 0.1%
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/18		214	216,066
Pharmaceuticals — 0.3%
Par Pharmaceutical Cos., Inc., Term Loan B, 4.25%, 9/30/19		110	110,153
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 3.50%, 12/11/19		186	187,051
Series D, Tranche B, 3.50%, 2/13/19		18	18,099
Warner Chilcott Co. LLC, Term Loan B-2, 4.25%, 3/15/18		28	28,450
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		35	34,950
Term Loan B-1, 4.25%, 3/15/18		80	80,289
WC Luxco S.a.r.l., Term Loan B-3, 4.25%, 3/15/18		63	63,269
			522,261

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (a)		Par (000)		Value
Road & Rail — 0.2%
Avis Budget Car Rental, LLC, Term Loan, 3.00%, 3/15/19	USD	160		$160,301
The Hertz Corp.:
Add-On Term Loan B, 3.75%, 3/11/18		166		166,744
Credit Linked Deposit, 3.75%, 3/09/18		40		39,110
				366,155
Specialty Retail — 0.6%
BJ’s Wholesale Club, Inc., Term Loan (First Lien), 4.25%, 9/26/19		543		544,064
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		254		255,083
Party City Holdings, Inc., Term Loan B, 4.25%, 7/29/19		269		269,392
				1,068,539
Total Floating Rate Loan Interests — 6.1%				11,518,256

Foreign Agency Obligations
Brazil Notas do Tesouro Nacional, 10.00%, 1/01/17	BRL	2,800	(f)	1,312,242
Hungary Government Bond:
7.50%, 10/24/13	HUF	10,590		46,962
5.50%, 2/12/14		400		1,771
8.00%, 2/12/15		2,940		13,634
7.75%, 8/24/15		900		4,215
5.50%, 12/22/16		4,600		20,718
Hungary Government International Bond:
6.00%, 1/11/19	EUR	120		168,214
3.88%, 2/24/20		40		50,701
Iceland Government International Bond, 5.88%, 5/11/22 (b)	USD	100		112,750
Ireland Government Bond:
4.50%, 10/18/18	EUR	34		48,278
4.40%, 6/18/19		64		89,671
5.90%, 10/18/19		149		224,126
4.50%, 4/18/20		113		157,828
5.00%, 10/18/20		186		267,258
5.40%, 3/13/25		201		294,439
Korea Monetary Stabilization Bond:
Series 1306, 3.76%, 6/02/13	KRW	72,220		63,928
Series 1308, 3.90%, 8/02/13		135,430		120,132
Series 1310, 3.59%, 10/02/13		126,390		112,239
Series 1312, 3.48%, 12/02/13		216,700		192,642
Series 1402, 3.47%, 2/02/14		297,980		265,235
Series 1404, 3.59%, 4/02/14		437,940		390,755
Series 1406, 3.28%, 6/02/14		519,220		462,476
Series 1408, 2.82%, 8/02/14		14,200		12,591
Series 1410, 2.78%, 10/02/14		56,600		50,164
Series 1412, 2.84%, 12/02/14		32,290		28,628
Series 1502, 2.74%, 2/02/15		33,310		29,482
Series 1504, 2.47%, 4/02/15		485,000		427,156
Korea Treasury Bond:
Series 1312, 3.00%, 12/10/13		349,000		309,538
Series 1406, 3.50%, 6/10/14		332,710		296,990
Series 1412, 3.25%, 12/10/14		126,990		113,283
Series 1506, 3.25%, 6/10/15		31,140		27,822
Series 1512, 2.75%, 12/10/15		25,230		22,317
Lithuania Government International Bond (b):
6.75%, 1/15/15	USD	130		139,750
7.38%, 2/11/20		310		385,175
Foreign Agency Obligations		Par (000)		Value
Malaysia Government Bond:
Series 0108, 3.46%, 7/31/13	MYR	855		$276,119
Series 4/98, 8.00%, 10/30/13		10		3,291
Series 2/04, 5.09%, 4/30/14		320		105,298
Series 0211, 3.43%, 8/15/14		490		158,996
Series 0409, 3.74%, 2/27/15		220		71,869
Series 0110, 3.84%, 8/12/15		295		96,897
Series 0312, 3.20%, 10/15/15		175		56,757
Series 2/03, 4.24%, 2/07/18		2,250		754,788
Mexican Bonos:
Series M, 9.00%, 6/20/13	MXN	584	(g)	45,795
Series MI 10, 8.00%, 12/19/13		9,080	(g)	725,759
Series M, 7.00%, 6/19/14		930	(g)	74,956
Series MI 10, 9.50%, 12/18/14		4,560	(g)	384,975
Series M, 6.00%, 6/18/15		137	(g)	11,094
Series M 10, 8.00%, 12/17/15		8,007	(g)	681,371
Series M, 6.25%, 6/16/16		1,031	(g)	84,758
Peru Government Bond, 7.84%, 8/12/20	PEN	615	(h)	266,399
Poland Government Bond:
Series 0713, 2.70%, 7/25/13 (i)	PLN	2,510		760,097
Series 1013, 5.00%, 10/24/13		2,360		723,607
Series 0114, 2.76%, 1/25/14 (i)		900		268,796
Series 0414, 5.75%, 4/25/14		1,425		444,614
Series 0714, 2.73%, 7/25/14 (i)		15		4,422
Series 0415, 5.50%, 4/25/15		405		129,455
Series 0715, 2.69%, 7/25/15 (i)		85		24,408
Series 1015, 6.25%, 10/24/15		420		137,889
Series 0117, 3.98%, 1/25/17 (a)		376		114,446
Series 0121, 3.98%, 1/25/21 (a)		381		114,566
Poland Government International Bond, 6.38%, 7/15/19	USD	340		409,700
Republic of Ghana, 8.50%, 10/04/17 (b)		100		112,500
Republic of Hungary:
3.50%, 7/18/16	EUR	20		25,956
4.38%, 7/04/17		45		59,372
5.75%, 6/11/18		95		132,085
Russian Foreign Bond Eurobond, 7.50%, 3/31/30	USD	465		564,975
Russian Government International Bond, 7.50%, 3/31/30 (b)		265		322,096
Sweden Government Bond:
Series 1055, 1.50%, 8/30/13	SEK	8,850		1,338,119
Series 1041, 6.75%, 5/05/14		10,050		1,598,234
Ukraine Government International Bond, 7.95%, 2/23/21 (b)	USD	200		206,000
Venezuela Government International Bond, 10.75%, 9/19/13		80		80,960
Vietnam Government International Bond, 6.75%, 1/29/20 (b)		320		360,000
Total Foreign Agency Obligations — 9.6%				17,994,529

Municipal Bonds
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20		300		293,691
State of California, GO, Various Purpose, 6.00%, 11/01/39		210		251,941
State of Illinois, GO, 5.88%, 3/01/19		495		562,582
Total Municipal Bonds — 0.6%				1,108,214

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.7%
Bear Stearns Alt-A Trust, Series 2004-13, Class A2, 1.07%, 11/25/34 (a)	USD	109	$98,117
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (a)(b)		273	266,552
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 5.36%, 3/26/36 (a)(b)		525	551,322
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 2.70%, 11/25/34 (a)		207	214,970
Series 2007-3, Class 3A1, 5.50%, 4/25/22		82	84,800
			1,215,761
Commercial Mortgage-Backed Securities — 4.9%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.50%, 11/15/15 (a)(b)		449	448,692
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4:
Class AM, 5.68%, 7/10/46		500	559,432
Class AJ, 5.70%, 7/10/46 (a)		732	753,795
Bear Stearns Commercial Mortgage Securities (a):
Series 2006-PW12, Class AJ, 5.94%, 9/11/38		112	115,625
Series 2006-PW11, Class AJ, 5.61%, 3/11/39		694	721,480
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		640	641,715
Series 2006-T24, Class B, 5.66%, 10/12/41 (b)		130	85,410
Citigroup Commercial Mortgage Trust:
Series 2006-C5, Class AJ, 5.48%, 10/15/49		210	209,572
Series 2007-C6, Class AM, 5.88%, 12/10/49 (a)		506	571,356
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Series AJ 5.69%, 10/15/48		425	408,959
German Residential Asset Note Distributor Plc:
Series 1, Class A, 1.62%, 1/20/21	EUR	415	540,291
Series 1, Class C, 2.10%, 1/20/21		363	470,254
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43	USD	750	276,377
Greenwich Capital Commercial Funding Corp. (a):
Series 2005-GG5, Class B, 5.47%, 4/10/37		350	192,174
Series 2006-GG7, Class AJ, 6.06%, 7/10/38		640	653,667
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (a)		400	438,504
Series 2006-CB16, Class B, 5.67%, 5/12/45 (a)		350	252,971
Series 2006-CB17, Class AM, 5.46%, 12/12/43		450	475,224
Series 2006-LDP7, Class AJ, 6.06%, 4/15/45 (a)		240	247,773
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AJ, 6.08%, 6/15/38 (a)		130	134,408
Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AJ, 5.68%, 3/12/44 (a)		260	269,490
Talisman Finance Plc, Series 6, Class A, 0.39%, 10/22/16 (a)	EUR	597	717,478
			9,184,647
Total Non-Agency Mortgage-Backed Securities — 5.6%			10,400,408
Other Interests (j)		Beneficial Interest (000)	Value
General Motors II	USD	7	—
Motors Liquidation Co. GUC Trust (c)		— (e)	$5,229
Total Other Interests			5,229

Preferred Securities		Par (000)

Capital Trusts
Commercial Banks — 1.0%
Bank of America Corp., Series M, 8.13% (k)		300	342,750
Fifth Third Capital Trust IV, 6.50%, 4/15/67		500	501,250
Wachovia Capital Trust III, 5.57% (a)(k)		1,000	1,001,250
			1,845,250
Containers & Packaging — 0.3%
JPMorgan Chase & Co., 7.90% (k)		575	671,313
Electric Utilities — 0.3%
Electricite de France SA, 5.25% (b)(k)		500	501,875
Insurance — 0.4%
MetLife, Inc., 6.40%, 12/15/66		600	678,000
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (b)		100	116,048
			794,048
Total Capital Trusts — 2.0%			3,812,486

Preferred Stocks		Shares
Commercial Banks — 0.3%
US Bancorp, Series G, 6.00% (k)		24,000	643,200

Trust Preferreds
Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40		3,800	100,770
Total Preferred Securities — 2.4%			4,556,456

US Government Sponsored Agency Securities		Par (000)
Agency Obligations — 2.3%
Fannie Mae, 5.38%, 6/12/17	USD	1,000	1,177,043
Freddie Mac:
2.88%, 2/09/15		2,000	2,085,462
6.25%, 7/15/32		800	1,129,339
			4,391,844
Collateralized Mortgage Obligations — 0.9%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.44%, 2/25/37 (a)		657	658,288
Freddie Mac Mortgage-Backed Securities, Series 2643, Class OG, 5.00%, 7/15/32		1,000	1,036,129
			1,694,417

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
US Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 34.8%
Fannie Mae Mortgage-Backed Securities:
1.68%, 5/01/33 (a)	USD	13	$13,233
1.86%, 10/01/32 (a)		122	127,810
2.06%, 4/01/35 (a)		20	20,295
2.21%, 9/01/34 (a)		444	467,653
2.33%, 4/01/35 (a)		224	238,603
2.50%, 6/15/28 (l)		2,000	2,040,703
3.00%, 6/15/43 (l)		7,900	7,934,562
3.50%, 6/15/28 — 6/15/43 (l)		15,350	16,032,444
4.00%, 6/15/28 — 7/15/28 (l)		8,400	8,914,830
5.00%, 8/01/35 — 7/15/43 (l)		13,389	14,439,857
5.50%, 11/01/34 — 3/01/36		2,766	3,079,363
6.00%, 6/01/21 — 9/01/38		1,372	1,511,896
6.50%, 1/01/36		124	139,463
Freddie Mac Mortgage-Backed Securities:
2.32%, 11/01/27 (a)		222	234,636
2.46%, 4/01/32 (a)		84	90,112
2.85%, 9/01/32 (a)		13	14,174
3.00%, 6/15/43 (l)		3,300	3,304,125
3.50%, 6/15/43 (l)		1,000	1,032,812
4.50%, 9/01/20		50	52,829
5.00%, 7/01/23 — 6/15/43 (l)		2,725	2,912,382
5.50%, 11/01/37		10	11,159
6.00%, 10/01/21 — 2/01/39		229	249,748
6.50%, 9/01/38		33	37,138
Ginnie Mae Mortgage-Backed Securities:
3.50%, 6/15/43 (l)		1,800	1,887,609
6.50%, 12/20/37 — 7/15/38		308	352,081
			65,139,517
Total US Government Sponsored Agency Securities — 38.0%			71,225,778

US Treasury Obligations
US Treasury Bonds:
6.25%, 5/15/30		1,100	1,610,297
4.50%, 2/15/36		500	616,328
4.75%, 2/15/37		900	1,148,765
5.00%, 5/15/37		600	792,187
4.50%, 5/15/38		600	740,719
4.25%, 5/15/39		600	714,000
4.63%, 2/15/40		2,200	2,773,375
4.38%, 5/15/40		450	546,117
4.38%, 5/15/41		600	728,437
3.13%, 2/15/42		1,600	1,554,250
2.75%, 8/15/42		1,200	1,075,500
US Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,173	1,269,685
0.13%, 4/15/16		1,582	1,636,154
US Treasury Notes:
2.75%, 10/31/13		600	606,492
2.00%, 11/30/13		2,800	2,826,141
1.75%, 3/31/14		3,300	3,343,699
1.88%, 4/30/14		1,100	1,117,187
2.25%, 5/31/14		1,500	1,530,937
2.25%, 1/31/15		1,000	1,032,852
4.00%, 2/15/15		1,000	1,063,008
2.50%, 4/30/15		2,900	3,020,985
4.13%, 5/15/15		500	536,934
4.25%, 8/15/15		1,100	1,193,843
4.50%, 11/15/15		400	439,844
4.88%, 8/15/16		3,600	4,089,377
4.63%, 11/15/16		900	1,022,062
US Treasury Obligations		Par (000)	Value
US Treasury Bonds (concluded):
4.63%, 2/15/17	USD	1,000	$1,142,500
3.13%, 4/30/17		1,100	1,200,032
4.50%, 5/15/17		350	400,723
4.75%, 8/15/17		1,400	1,626,625
2.75%, 12/31/17		500	540,508
3.50%, 2/15/18		2,500	2,791,992
3.88%, 5/15/18		300	341,414
3.38%, 11/15/19		900	1,011,586
3.50%, 5/15/20		2,100	2,376,937
Total US Treasury Obligations — 25.9%			48,461,492

Warrants (m)		Shares
General Motors Co. (Issued/Exercisable 11/02/10, 1.0 Share for 1 Warrant, Expires 7/10/16, Strike Price USD 10.00)		600	14,694
General Motors Co. (Issued/Exercisable 11/02/10, 1.0 Share for 1 Warrant, Expires 7/10/19, Strike Price USD 18.33)		600	10,080
Total Warrants — 0.0%			24,774
Total Long-Term Investments (Cost — $227,865,018) — 124.2%			232,732,669

Short-Term Securities		Par (000)
Foreign Agency Obligations — 2.7%
Hungary — 0.2%
Hungary Treasury Bills (n):
4.47%, 7/17/13	HUF	1,500	6,537
4.50%, 7/17/13		700	3,051
4.36%, 7/24/13		2,600	11,323
4.54%, 9/18/13		980	4,237
4.51%, 1/08/14		1,570	6,705
4.65%, 1/08/14		16,660	71,153
4.47%, 3/05/14		6,860	29,152
4.60%, 3/05/14		33,310	141,553
4.63%, 3/05/14		11,800	50,145
			323,856
Malaysia — 1.0%
Bank Negara Malaysia Monetary Notes (n):
Series 9212, 2.96%, 6/04/13	MYR	30	9,680
Series 5112, 2.94%, 6/18/13		20	6,446
Series 5112, 2.96%, 6/18/13		20	6,446
Series 5212, 2.89%, 6/20/13		260	83,788
Series 5212, 3.03%, 6/20/13		15	4,834
Series 9712, 2.96%, 6/27/13		10	3,221
Series 9812, 2.96%, 7/04/13		10	3,219
Series 5712, 2.87%, 7/11/13		100	32,174
Series 5712, 2.87%, 7/11/13		20	6,435
Series 0102, 2.96%, 7/18/13		10	3,215
Series 5912, 2.87%, 7/25/13		130	41,782
Series 6612, 2.87%, 8/06/13		230	73,830
Series 7012, 2.87%, 8/15/13		280	89,815
Series 7012, 2.87%, 8/15/13		10	3,208
Series 7112, 2.87%, 8/27/13		120	38,461
Series 7512, 2.90%, 9/05/13		30	9,607
Series 7512, 2.99%, 9/05/13		10	3,202
Series 7812, 2.90%, 9/17/13		60	19,196
Series 8112, 2.90%, 9/26/13		70	22,379
Series 8112, 2.92%, 9/26/13		15	4,796
Series 1113, 2.98%, 10/08/13		5	1,597

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	31

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)	Value
Malaysia (concluded)
Bank Negara Malaysia Monetary Notes (n) (concluded):
Series 8612, 2.90%, 10/10/13	MYR	60	$19,164
Series 9112, 2.90%, 10/31/13		10	3,188
Series 1913, 2.92%, 11/12/13		80	25,487
Series 9512, 2.91%, 11/19/13		40	12,732
Series 9512, 2.91%, 11/19/13		10	3,183
Series 9512, 2.92%, 11/19/13		150	47,745
Series 2213, 2.89%, 11/26/13		275	87,482
Series 2513, 2.92%, 12/05/13		120	38,146
Series 2713, 2.92%, 12/10/13		160	50,860
Series 9912, 2.91%, 12/12/13		60	19,058
Series 3013, 2.93%, 12/19/13		10	3,175
Series 3213, 2.87%, 12/26/13		400	127,017
Series 0213, 2.88%, 1/09/14		90	28,512
Series 0213, 2.93%, 1/09/14		10	3,168
Series 0413, 2.88%, 1/16/14		80	25,328
Series 0613, 2.85%, 2/06/14		45	14,231
Series 0713, 2.85%, 2/18/14		525	165,870
Series 0813, 2.85%, 2/20/14		415	131,095
Series 0813, 2.87%, 2/20/14		15	4,738
Series 0913, 2.88%, 2/25/14		155	48,943
Series 0913, 2.88%, 2/25/14		270	85,256
Series 1013, 2.90%, 3/06/14		625	197,208
Series 1213, 2.90%, 3/13/14		30	9,461
Series 1613, 2.87%, 4/03/14		70	22,041
Series 1613, 2.90%, 4/03/14		60	18,906
Series 2113, 2.87%, 4/24/14		20	6,286
Series 2813, 2.85%, 5/15/14		10	3,138
Series 2813, 2.91%, 5/15/14		80	25,101
Series 2913, 2.85%, 5/20/14		10	3,137
Series 2913, 2.85%, 5/20/14		130	40,779
Series 3113, 2.85%, 5/27/14		90	28,252
Series 3113, 2.85%, 5/27/14		215	67,480
Series 3113, 2.91%, 5/27/14		55	17,256
			1,850,754
Mexico — 0.2%
Mexico Cetes, Series BI (n):
4.64%, 9/19/13	MXN	2,574	199,100
3.89%, 10/31/13		433	33,335
3.82%, 1/09/14		289	22,079
4.12%, 1/09/14		1,188	90,752
3.85%, 4/03/14		289	21,869
3.82%, 4/30/14		288	21,726
4.00%, 4/30/14		667	50,316
4.06%, 4/30/14		687	51,825
			491,002
Philippines — 0.1%
Philippine Treasury Bills (n):
0.22%, 9/04/13	PHP	1,160	27,293
0.16%, 10/02/13		540	12,685
0.46%, 3/05/14		1,630	38,427
0.20%, 4/02/14		1,020	24,089
			102,494
Republic Of Korea — 0.5%
Korea Monetary Stabilization Bond (n):
Series 1305, 3.28%, 6/09/13	KRW	541,610	479,429
Series 0611, 2.59%, 6/11/13		2,980	2,636
Series 0813, 2.55%, 8/13/13		238,800	210,313
Series 1405, 2.55%, 5/09/14		213,400	188,907
			881,285
Foreign Agency Obligations		Par (000)	Value
Singapore — 0.5%
Monetary Authority of Singapore, Series 84, 0.27%, 7/26/13 (n)	SGD	390	$308,435
Singapore Treasury Bill (n):
Series 95, 0.20%, 8/12/13		370	292,608
Series 183, 0.20%, 11/01/13		120	94,842
Series 365, 0.20%, 5/02/14		370	291,906
			987,791
Sweden — 0.2%
Sweden Treasury Bill (n):
0.87%, 6/19/13	SEK	680	102,628
0.87%, 9/18/13		1,645	247,723
			350,351
Total Foreign Agency Obligations — 2.7%			4,987,533

Time Deposits — 4.9%
Europe — 0.0%
Brown Brothers Harriman & Co., 0.00%, 6/03/13	EUR	9	11,764
Norway — 0.0%
Brown Brothers Harriman & Co., 0.23%, 6/03/13	NOK	7	1,260
Sweden — 0.0%
Brown Brothers Harriman & Co., 0.23%, 6/03/13	SEK	51	7,651
United States — 4.9%
Brown Brothers Harriman & Co., 0.04%, 6/03/13	USD	9,228	9,228,044
Total Time Deposits — 4.9%			9,248,719
Total Short-Term Securities (Cost — $14,273,021) — 7.6%			14,236,252

Options Purchased
(Cost — $132,750) — 0.1%			170,516
Total Investments Before TBA Sale Commitments (Cost — $242,270,789) — 131.9%			247,139,437

TBA Sale Commitments (l)
Fannie Mae Mortgage-Backed Securities:
3.50%, 6/15/43		1,800	(1,863,914)
3.50%, 6/15/28		4,300	(4,523,063)
4.00%, 6/15/28		4,200	(4,458,728)
5.00%, 6/15/43		9,330	(10,062,190)
Freddie Mac Mortgage-Backed Securities, 5.00%, 6/15/43		1,000	(1,068,828)
Total TBA Sale Commitments (Proceeds — $22,027,878) — (11.7)%			(21,976,723)
Total Investments — 120.2%			225,162,714
Liabilities in Excess of Other Assets — (20.2)%			(37,848,541)
Net Assets — 100.0%			$187,314,173

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Amount is less than $500.
(f)	Security trades in units with each unit equal to a par amount of BRL 1,000.
(g)	Security trades in units with each unit equal to a par amount of MXN 100.
(h)	Security trades in units with each unit equal to a par amount of PEN 1,000.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of May 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$5,695,293	$(100,762)
Barclays Plc	$9,228,947	$(283,982)
BNP Paribas SA	$23,695	$1,195
Credit Suisse Group AG	$401,100	$(38,923)
Goldman Sachs Group, Inc.	$1,763,566	$(7,059)
JPMorgan Chase & Co.	$2,383,501	$(25,594)
Morgan Stanley	$1,032,813	$(18,906)
Royal Bank of Scotland Group Plc	$15,449,767	$(144,720)

(m)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Financial futures contracts as of May 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
10	2-Year US Treasury Note	Chicago Board of Trade	September 2013	USD	2,201,406	$ (337)

•	Foreign currency exchange contracts as of May 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,425,000	USD	26,059	Deutsche Bank AG	6/04/13	$(831)
INR	1,646,000	USD	30,106	HSBC Holdings Plc	6/04/13	(966)
USD	25,223	INR	1,425,000	Deutsche Bank AG	6/04/13	(5)
USD	29,135	INR	1,646,000	HSBC Holdings Plc	6/04/13	(6)
INR	1,050,000	USD	18,876	Deutsche Bank AG	6/07/13	(304)
INR	284,000	USD	5,097	Deutsche Bank AG	6/11/13	(80)
INR	280,000	USD	5,028	HSBC Holdings Plc	6/11/13	(82)
INR	710,000	USD	12,850	HSBC Holdings Plc	6/13/13	(316)
INR	1,508,000	USD	27,392	JPMorgan Chase & Co.	6/17/13	(803)
INR	711,000	USD	12,829	Deutsche Bank AG	6/18/13	(297)
INR	648,000	USD	11,726	Deutsche Bank AG	6/20/13	(311)
SGD	163,700	USD	131,107	Deutsche Bank AG	6/21/13	(1,591)
SGD	131,000	USD	104,901	HSBC Holdings Plc	6/21/13	(1,256)
INR	224,000	USD	3,969	Citigroup, Inc.	7/03/13	(39)
INR	1,425,000	USD	25,077	Deutsche Bank AG	7/05/13	(92)
USD	175,540	EUR	138,600	Deutsche Bank AG	7/05/13	(4,635)
INR	19,595,750	USD	350,611	Deutsche Bank AG	7/09/13	(7,254)
INR	1,481,000	USD	26,845	JPMorgan Chase & Co.	7/18/13	(932)
INR	740,000	USD	13,523	JPMorgan Chase & Co.	7/22/13	(583)
USD	118,111	EUR	95,745	Deutsche Bank AG	7/23/13	(6,367)
USD	500,423	EUR	385,000	Barclays Plc	7/26/13	(127)
USD	24,624	EUR	18,969	Citigroup, Inc.	7/26/13	(38)
EUR	250,000	USD	323,400	Deutsche Bank AG	7/29/13	1,638
INR	894,000	USD	16,279	JPMorgan Chase & Co.	7/29/13	(664)
INR	300,000	USD	5,463	JPMorgan Chase & Co.	7/29/13	(223)
See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	33

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of May 31, 2013 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	304,675	EUR	250,000	Deutsche Bank AG	7/29/13	$(20,363)
CLP	182,965,000	USD	378,457	Morgan Stanley	7/30/13	(16,425)
USD	133,935	EUR	108,890	Barclays Plc	8/01/13	(7,642)
INR	13,116,700	USD	241,491	JPMorgan Chase & Co.	8/06/13	(12,675)
USD	45,929	EUR	36,797	Citigroup, Inc.	8/08/13	(1,915)
USD	12,994	EUR	10,398	Citigroup, Inc.	8/09/13	(525)
USD	64,834	EUR	51,776	Barclays Plc	8/23/13	(2,494)
USD	38,307	EUR	30,592	Barclays Plc	8/23/13	(1,473)
USD	42,003	EUR	33,526	Barclays Plc	8/26/13	(1,594)
USD	3,820,839	EUR	3,040,000	Deutsche Bank AG	8/28/13	(132,404)
USD	38,594	EUR	30,707	Deutsche Bank AG	8/28/13	(1,337)
USD	1,120	EUR	891	Deutsche Bank AG	8/28/13	(39)
INR	226,000	USD	3,966	Citigroup, Inc.	9/03/13	(41)
INR	1,646,000	USD	28,688	HSBC Holdings Plc	9/04/13	(109)
PHP	52,545,000	USD	1,238,101	JPMorgan Chase & Co.	9/04/13	(751)
USD	39,939	EUR	31,549	Barclays Plc	9/10/13	(1,091)
USD	39,451	EUR	30,733	Barclays Plc	9/12/13	(518)
USD	114,249	EUR	88,247	Barclays Plc	9/16/13	(524)
USD	107,327	EUR	82,955	UBS AG	9/17/13	(564)
SGD	152,100	USD	121,855	Deutsche Bank AG	9/19/13	(1,507)
SGD	108,000	USD	88,293	JPMorgan Chase & Co.	9/19/13	(2,839)
USD	26,840	EUR	20,375	Barclays Plc	9/19/13	340
USD	65,410	EUR	50,324	Barclays Plc	9/24/13	(45)
USD	33,691	GBP	21,500	Deutsche Bank AG	10/01/13	1,047
SGD	110,000	USD	88,889	JPMorgan Chase & Co.	10/21/13	(1,845)
USD	8,590	EUR	6,585	Barclays Plc	10/25/13	23
CLP	136,164,600	USD	278,626	Morgan Stanley	10/30/13	(12,154)
USD	19,971	EUR	15,341	Barclays Plc	11/05/13	11
USD	1,101,245	EUR	857,000	Deutsche Bank AG	11/08/13	(13,820)
USD	5,227	EUR	4,082	JPMorgan Chase & Co.	11/12/13	(84)
SGD	823,234	USD	661,338	Morgan Stanley	11/18/13	(9,861)
USD	126,341	EUR	98,696	UBS AG	11/20/13	(2,087)
USD	20,768	DKK	120,000	Deutsche Bank AG	1/15/14	(211)
USD	10,494	DKK	60,000	Deutsche Bank AG	1/15/14	4
USD	204,760	EUR	151,837	Deutsche Bank AG	1/30/14	7,055
USD	178,685	EUR	139,000	Deutsche Bank AG	2/06/14	(2,317)
USD	237,747	EUR	182,000	Deutsche Bank AG	2/06/14	751
USD	421,450	EUR	326,250	Deutsche Bank AG	2/06/14	(3,384)
CAD	83,000	USD	82,168	Citigroup, Inc.	2/11/14	(2,589)
CLP	88,700,000	USD	179,846	Barclays Plc	2/11/14	(8,238)
CAD	62,000	USD	61,190	Deutsche Bank AG	2/12/14	(1,747)
CAD	41,000	USD	40,426	Deutsche Bank AG	2/14/14	(1,118)
CAD	83,000	USD	81,760	Deutsche Bank AG	2/19/14	(2,195)
CAD	83,000	USD	81,360	Deutsche Bank AG	2/20/14	(1,797)
CAD	84,000	USD	82,014	Barclays Plc	2/21/14	(1,494)
CAD	42,000	USD	40,881	Barclays Plc	2/24/14	(625)
CAD	68,000	USD	65,853	Barclays Plc	2/25/14	(677)
CAD	42,000	USD	40,711	Deutsche Bank AG	2/25/14	(455)
CAD	59,000	USD	57,056	Barclays Plc	2/26/14	(507)
CAD	42,000	USD	40,536	HSBC Holdings Plc	3/06/14	(288)
CAD	53,000	USD	51,035	Barclays Plc	3/07/14	(247)
CAD	47,000	USD	45,177	HSBC Holdings Plc	3/07/14	(139)
USD	124,321	EUR	95,800	Deutsche Bank AG	3/18/14	(476)
SGD	174,000	USD	139,473	HSBC Holdings Plc	3/19/14	(1,752)
USD	37,604	EUR	28,700	JPMorgan Chase & Co.	3/19/14	217
USD	62,400	EUR	48,000	JPMorgan Chase & Co.	3/20/14	(130)
USD	62,114	EUR	48,000	JPMorgan Chase & Co.	3/21/14	(417)
USD	62,346	EUR	48,000	JPMorgan Chase & Co.	3/24/14	(186)
USD	49,195	EUR	38,000	JPMorgan Chase & Co.	3/25/14	(310)
AUD	1,204,643	USD	1,229,700	Deutsche Bank AG	3/31/14	(99,617)
USD	138,609	EUR	105,646	Deutsche Bank AG	4/10/14	954
CLP	34,940,000	USD	71,430	Morgan Stanley	4/14/14	(4,255)
CLP	31,310,000	USD	63,567	Morgan Stanley	4/21/14	(3,412)
USD	135,213	EUR	102,621	Deutsche Bank AG	4/22/14	1,483
USD	745,772	EUR	568,078	Deutsche Bank AG	4/22/14	5,482
USD	61,715	EUR	47,248	Barclays Plc	4/25/14	142

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of May 31, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	25,162,000	USD	50,653	JPMorgan Chase & Co.	4/28/14	$(2,343)
USD	131,275	EUR	100,000	Deutsche Bank AG	5/09/14	937
USD	267,278	EUR	207,000	Deutsche Bank AG	5/19/14	(2,549)
CAD	208,440	USD	200,000	Deutsche Bank AG	5/28/14	(649)
USD	657,119	GBP	421,500	Deutsche Bank AG	10/01/14	17,794
USD	20,855	DKK	120,000	Deutsche Bank AG	1/15/15	(232)
USD	10,530	DKK	60,000	Deutsche Bank AG	1/15/15	(14)
USD	107,120	EUR	83,000	Deutsche Bank AG	2/06/15	(1,428)
USD	238,511	EUR	182,000	Deutsche Bank AG	2/06/15	491
USD	144,949	EUR	112,766	Deutsche Bank AG	6/22/15	(2,808)
USD	542,986	DKK	3,120,000	Deutsche Bank AG	1/15/16	(8,954)
USD	537,880	DKK	3,060,000	Deutsche Bank AG	1/15/16	(3,446)
USD	107,535	EUR	83,000	Deutsche Bank AG	2/05/16	(1,791)
USD	239,330	EUR	182,000	Deutsche Bank AG	2/05/16	(396)
USD	291,038	EUR	220,000	Deutsche Bank AG	8/05/16	41
USD	218,625	EUR	165,000	Deutsche Bank AG	8/05/16	377
Total						$(398,934)

•	Over-the-counter options purchased as of May 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
AUD Currency	Deutsche Bank AG	Call	AUD	1.05	7/15/13	AUD	1,350	$119
EUR Currency	Barclays Plc	Put	EUR	1.28	11/14/13	EUR	3,500	82,376
Total								$82,495

•	Over-the-counter interest rate swaptions purchased as of May 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	0.28%	7/18/13	USD	3,500	$88,021

•	Credit default swaps — buy protection outstanding as of May 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
HCA, Inc.	5.00%	Goldman Sachs Group, Inc.	9/20/13	USD	1,500	$(414)
Windstream Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/13	USD	1,500	(757)
First Data Corp.	5.00%	Barclays Plc	3/20/15	USD	570	(4,044)
First Data Corp.	5.00%	Deutsche Bank AG	3/20/15	USD	130	(852)
DR Horton, Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	USD	1,000	(6,644)
Dean Foods Co.	5.00%	JPMorgan Chase & Co.	6/20/16	USD	1,500	(36,658)
Constellation Brands, Inc.	5.00%	Deutsche Bank AG	6/20/17	USD	800	(27,925)
Merrill Lynch & Co., Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	700	(22,059)
Owens-Illinois, Inc.	5.00%	Goldman Sachs Group, Inc.	12/20/17	USD	150	(9,984)
American Axle & Manufacturing Holdings, Inc.	5.00%	Barclays Plc	6/20/18	USD	100	(1,603)
American Axle & Manufacturing Holdings, Inc.	5.00%	Deutsche Bank AG	6/20/18	USD	400	(5,768)
Total						$(116,708)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	35

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	Credit default swaps — sold protection outstanding as of May 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
First Data Corp.	5.00%	Barclays Plc	3/20/16	B	USD	400	$7,777
First Data Corp.	5.00%	Deutsche Bank AG	3/20/16	B	USD	100	3,410
PSE&G Power	1.00%	Credit Suisse Group AG	6/20/17	Not Rated	USD	300	13,145
Republic of Indonesia	1.00%	Deutsche Bank AG	6/20/17	BB+	USD	2,200	26,202
Bank of America Corp.	1.00%	Credit Suisse Group AG	9/20/17	A-	USD	700	19,095
Berkshire Hathaway, Inc.	1.00%	Deutsche Bank AG	9/20/17	AA	USD	350	7,411
Markit LCDX North American Index Series 19	2.50%	Barclays Plc	12/20/17	Not Rated	USD	1,176	42,990
Berkshire Hathaway, Inc.	1.00%	Credit Suisse Group AG	3/20/18	AA	USD	400	6,416
Markit LCDX North American Index Series 20	2.50%	Credit Suisse Group AG	6/20/18	Not Rated	USD	300	5,528
The Goodyear Tire & Rubber Co.	5.00%	Barclays Plc	6/20/18	BB-	USD	100	929
The Goodyear Tire & Rubber Co.	5.00%	Credit Suisse Group AG	6/20/18	BB-	USD	400	3,239
Markit CMBX North America AJ Index Series 2	1.09%	Credit Suisse Group AG	3/15/49	BB-	USD	400	4,738
Total							$140,880
[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2013

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,327,548	—	$4,327,548
Common Stocks	$22,401	—	$38,000	60,401
Corporate Bonds	—	63,049,584	—	63,049,584
Floating Rate Loan Interests	—	11,479,146	39,110	11,518,256
Foreign Agency Obligations	—	17,994,529	—	17,994,529
Municipal Bonds	—	1,108,214	—	1,108,214
Non-Agency Mortgage-Backed Securities	—	10,400,408	—	10,400,408
Other Interests	5,229	—	—	5,229
Preferred Securities	743,970	3,812,486	—	4,556,456
US Government Sponsored Agency Securities	—	71,225,778	—	71,225,778
US Treasury Obligations	—	48,461,492	—	48,461,492
Warrants	24,774	—	—	24,774
Short-Term Securities:
Foreign Agency Obligations	—	4,987,533	—	4,987,533
Time Deposits	—	9,248,719	—	9,248,719
Options Purchased:
Foreign Currency Exchange Contracts	—	82,495	—	82,495
Interest Rate Contracts	—	88,021	—	88,021
Liabilities:
Investments:
TBA Sale Commitments	—	(21,976,723)	—	(21,976,723)
Total	$796,374	$224,289,230	$77,110	$225,162,714

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$140,880	—	$140,880
Foreign currency exchange contracts	—	38,787	—	38,787
Liabilities:
Credit contracts	—	(116,708)	—	(116,708)
Foreign currency exchange contracts	—	(437,721)	—	(437,721)
Interest rate contracts	$(337)	—	—	(337)
Total	$(337)	$(374,762)	—	$(375,099)
[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,565,299	—	—	$1,565,299
Cash pledged for swaps	642,475	—	—	642,475
Liabilities:
Bank overdraft	—	$(1,154)	—	(1,154)
Total	$2,207,774	$(1,154)	—	$2,206,620

There were no transfers between levels during the year ended May 31, 2013.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.
See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	37

Statements of Assets and Liabilities

May 31, 2013	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Assets
Investments at value — unaffiliated[1]	$139,418,059	$128,043,032	$123,411,248	$247,139,437
Investments at value — affiliated[2]	—	—	35,820	—
TBA sale commitments receivable	—	—	—	22,027,878
Interest receivable	—	—	—	1,697,056
Foreign currency at value[3]	527	—	115	1,565,299
Capital shares sold receivable	301,767	258,154	246,138	679,520
Dividends receivable	909,529	93,221	351,403	51
Investments sold receivable	192,579	470,344	—	397,417
Cash pledged as collateral for swaps	—	—	—	642,475
Unrealized appreciation on swaps	—	—	—	141,854
Unrealized appreciation on foreign currency exchange contracts	7,086	449	43,157	38,787
Swaps receivable	—	—	—	57,270
Swap premiums paid	—	—	—	51,653
Principal paydown receivable	—	—	—	286
Prepaid expenses	1,182	1,008	947	1,322
Total assets	140,830,729	128,866,208	124,088,828	274,440,305

Liabilities
Bank overdraft	—	—	—	1,154
Investments purchased payable	1,221,476	2,219,026	82,789	63,043,907
TBA sale commitments at value[4]	—	—	—	21,976,723
Capital shares redeemed payable	330,233	286,784	275,681	270,984
Swap premiums received	—	—	—	597,251
Unrealized depreciation on foreign currency exchange contracts	718	—	2,927	437,721
Service and distribution fees payable	88,540	77,464	75,907	94,167
Investment advisory fees payable	109,920	80,790	73,302	63,895
Income dividends payable	—	—	—	310,163
Unrealized depreciation on swaps	—	—	—	117,682
Swaps payable	—	—	—	81,146
Other affiliates payable	666	560	548	902
Officer’s and Directors’ fees payable	415	382	364	483
Variation margin payable	—	—	—	537
Other accrued expenses payable	98,804	79,212	75,808	129,417
Total liabilities	1,850,772	2,744,218	587,326	87,126,132
Net Assets	$138,979,957	$126,121,990	$123,501,502	$187,314,173

Net Assets Consist of
Paid-in capital	$152,652,096	$99,548,864	$114,949,527	$181,389,771
Undistributed (accumulated) net investment income (loss)	1,232,677	(270,999)	469,413	1,289,386
Accumulated net realized loss	(38,978,273)	(430,737)	(23,802,466)	121,596
Net unrealized appreciation/depreciation	24,073,457	27,274,862	31,885,028	4,513,420
Net Assets	$138,979,957	$126,121,990	$123,501,502	$187,314,173
[1] Investments at cost — unaffiliated	$115,310,391	$100,768,619	$91,574,651	$242,270,789
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$584	—	$115	$1,588,981
[4] Proceeds from TBA sale commitments	—	—	—	$22,027,878

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2013

Statements of Assets and Liabilities (concluded)

May 31, 2013	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Net Asset Value
Institutional:
Net assets	$4,767,863	$4,788,876	$4,330,142	$5,506,488
Shares outstanding, 100 million shares authorized, $0.10 par value	405,254	314,466	324,079	514,245
Net asset value	$11.77	$15.23	$13.36	$10.71
Investor A:
Net assets	$43,559,659	$40,097,005	$38,807,365	$63,283,390
Shares outstanding, 100 million shares authorized, $0.10 par value	3,722,007	2,683,066	2,927,710	5,907,759
Net asset value	$11.70	$14.94	$13.26	$10.71
Investor B:
Net assets	$1,204,477	$1,088,408	$1,105,333	$1,528,232
Shares outstanding, 100 million shares authorized, $0.10 par value	102,999	77,458	83,816	142,656
Net asset value	$11.69	$14.05	$13.19	$10.71
Investor C:
Net assets	$89,447,958	$80,147,701	$79,258,662	$116,996,063
Shares outstanding, 100 million shares authorized, $0.10 par value	7,731,577	5,692,943	6,052,967	10,922,174
Net asset value	$11.57	$14.08	$13.09	$10.71

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	39

Statements of Operations

Year Ended May 31, 2013	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Investment Income
Dividends — unaffiliated	$4,190,242	$1,836,022	$2,674,267	$35,500
Foreign taxes withheld	(341,676)	(39,312)	(38,238)	(14,620)
Interest	89	—	—	6,031,832
Dividends — affiliated	—	—	820	—
Total income	3,848,655	1,796,710	2,636,849	6,052,712

Expenses
Investment advisory	1,163,901	885,667	760,648	698,478
Service — Investor A	94,537	81,636	79,826	136,846
Service and distribution — Investor B	12,683	11,101	11,197	12,856
Service and distribution — Investor C	858,728	728,490	719,072	904,616
Transfer agent — Institutional	5,043	4,684	4,597	5,527
Transfer agent — Investor A	41,257	35,867	37,158	57,291
Transfer agent — Investor B	1,704	1,516	1,698	2,104
Transfer agent — Investor C	97,451	82,341	89,000	124,294
Professional	114,439	95,432	116,207	134,166
Accounting services	45,675	32,793	32,408	75,060
Custodian	84,897	16,599	11,324	29,152
Registration	32,651	30,438	30,590	31,401
Officer and Directors	16,844	16,507	16,831	16,525
Printing	14,485	12,985	12,355	19,365
Miscellaneous	20,542	35,037	33,002	38,500
Total expenses	2,604,837	2,071,093	1,955,913	2,286,181
Less fees waived by Manager	—	(55,354)	—	—
Total expenses after fees waived	2,604,837	2,015,739	1,955,913	2,286,181
Net investment income (loss)	1,243,818	(219,029)	680,936	3,766,531

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,768,491	17,036,988	7,836,325	2,981,879
Financial futures contracts	—	—	—	1,778
Foreign currency transactions	(24,678)	(2,754)	8,488	966,086
Swaps	—	—	—	54,780
	5,743,813	17,034,234	7,844,813	4,004,523
Net change in unrealized appreciation/depreciation on:
Investments	21,817,382	3,775,063	24,018,094	424,099
Financial futures contracts	—	—	—	(2,410)
Foreign currency translations	(30,755)	449	40,004	(1,277,673)
Swaps	—	—	—	112,065
Unfunded loan commitments	—	—	—	361
	21,786,627	3,775,512	24,058,098	(743,558)
Total realized and unrealized gain	27,530,440	20,809,746	31,902,911	3,260,965
Net Increase in Net Assets Resulting from Operations	$28,774,258	$20,590,717	$32,583,847	$7,027,496

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2013

Statements of Changes in Net Assets

	MFS Research International FDP Fund		Marsico Growth FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income (loss)	$1,243,818	$1,270,435	$(219,029)	$(575,792)
Net realized gain (loss)	5,743,813	(4,335,758)	17,034,234	8,614,942
Net change in unrealized appreciation/depreciation	21,786,627	(25,663,612)	3,775,512	(9,530,091)
Net increase (decrease) in net assets resulting from operations	28,774,258	(28,728,935)	20,590,717	(1,490,941)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(71,397)	(56,085)	—	—
Investor A	(538,219)	(368,774)	—	—
Investor B	(6,967)	(4,361)	—	—
Investor C	(604,433)	(468,314)	—	—
Decrease in net assets resulting from dividends to shareholders	(1,221,016)	(897,534)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,829,580)	2,933,069	130,336	(10,447,112)

Net Assets
Total increase (decrease) in net assets	25,723,662	(26,693,400)	20,721,053	(11,938,053)
Beginning of year	113,256,295	139,949,695	105,400,937	117,338,990
End of year	$138,979,957	$113,256,295	$126,121,990	$105,400,937
Undistributed (accumulated) net investment income (loss)	$1,232,677	$1,221,070	$(270,999)	$(268,290)
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	41

Statements of Changes in Net Assets (concluded)
	Invesco Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$680,936	$693,929	$3,766,531	$4,186,003
Net realized gain	7,844,813	5,393,430	4,004,523	4,922,901
Net change in unrealized appreciation/depreciation	24,058,098	(12,999,965)	(743,558)	(3,844,138)
Net increase (decrease) in net assets resulting from operations	32,583,847	(6,912,606)	7,027,496	5,264,766

Dividends to Shareholders From[1]
Net investment income:
Institutional	(44,047)	(47,391)	(179,162)	(142,798)
Investor A	(303,643)	(303,892)	(1,777,463)	(1,275,387)
Investor B	(1,344)	(4,986)	(46,794)	(53,604)
Investor C	(164,801)	(330,715)	(3,040,513)	(2,892,296)
Decrease in net assets resulting from dividends to shareholders	(513,835)	(686,984)	(5,043,932)	(4,364,085)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,767,695)	(8,323,642)	16,873,819	(7,979,025)

Net Assets
Total increase (decrease) in net assets	25,302,317	(15,923,232)	18,857,383	(7,078,344)
Beginning of year	98,199,185	114,122,417	168,456,790	175,535,134
End of year	$123,501,502	$98,199,185	$187,314,173	$168,456,790
Undistributed net investment income	$469,413	$293,824	$1,289,386	$1,759,046
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2013

Financial Highlights	MFS Research International FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$11.98	$9.02	$8.59	$13.86	$9.41	$11.93	$8.97	$8.55	$13.82
Net investment income[1]	0.19	0.20	0.17	0.16	0.15	0.16	0.17	0.14	0.14	0.13
Net realized and unrealized gain (loss)	2.31	(2.56)	2.95 [2]	0.42 [2]	(5.24)[2]	2.29	(2.55)	2.95 [2]	0.40 [2]	(5.23)[2]
Net increase (decrease) from investment operations	2.50	(2.36)	3.12	0.58	(5.09)	2.45	(2.38)	3.09	0.54	(5.10)
Dividends and distributions from:[3]
Net investment income	(0.18)	(0.17)	(0.16)	(0.15)	(0.12)	(0.16)	(0.14)	(0.13)	(0.12)	(0.11)
Net realized gain	—	—	—	—	(0.06)	—	—	—	—	(0.06)
Total dividends and distributions	(0.18)	(0.17)	(0.16)	(0.15)	(0.18)	(0.16)	(0.14)	(0.13)	(0.12)	(0.17)
Net asset value, end of year	$11.77	$9.45	$11.98	$9.02	$8.59	$11.70	$9.41	$11.93	$8.97	$8.55

Total Investment Return[4]
Based on net asset value	26.81%	(19.97)%	35.00%[5]	6.76%[5]	(37.06)%[5]	26.34%	(20.15)%	34.87%[5]	6.40%[5]	(37.24)%[5]

Ratios to Average Net Assets
Total expenses	1.27%	1.31%	1.27%	1.35%	1.43%	1.51%	1.55%	1.52%	1.60%	1.67%
Net investment income	1.73%	1.89%	1.62%	1.67%	1.67%	1.51%	1.67%	1.29%	1.42%	1.43%

Supplemental Data
Net assets, end of year (000)	$4,768	$3,761	$3,788	$2,405	$2,412	$43,560	$30,343	$29,747	$21,502	$22,280
Portfolio turnover	34%	39%	44%	61%	76%	34%	39%	44%	61%	76%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	43

Financial Highlights (concluded)	MFS Research International FDP Fund
	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.37	$11.86	$8.90	$8.45	$13.72	$9.29	$11.78	$8.86	$8.43	$13.69
Net investment income[1]	0.07	0.07	0.04	0.05	0.05	0.07	0.08	0.05	0.06	0.05
Net realized and unrealized gain (loss)	2.30	(2.53)	2.95 [2]	0.43 [2]	(5.20)[2]	2.28	(2.52)	2.93 [2]	0.42 [2]	(5.18)[2]
Net increase (decrease) from investment operations	2.37	(2.46)	2.99	0.48	(5.15)	2.35	(2.44)	2.98	0.48	(5.13)
Dividends and distributions from:[3]
Net investment income	(0.05)	(0.03)	(0.03)	(0.03)	(0.06)	(0.07)	(0.05)	(0.06)	(0.05)	(0.07)
Net realized gain	—	—	—	—	(0.06)	—	—	—	—	(0.06)
Total dividends and distributions	(0.05)	(0.03)	(0.03)	(0.03)	(0.12)	(0.07)	(0.05)	(0.06)	(0.05)	(0.13)
Net asset value, end of year	$11.69	$9.37	$11.86	$8.90	$8.45	$11.57	$9.29	$11.78	$8.86	$8.43

Total Investment Return[4]
Based on net asset value	25.44%	(20.79)%	33.71%[5]	5.66%[5]	(37.76)%[5]	25.46%	(20.77)%	33.81%[5]	5.71%[5]	(37.75)%[5]

Ratios to Average Net Assets
Total expenses	2.29%	2.35%	2.31%	2.39%	2.45%	2.27%	2.31%	2.28%	2.35%	2.43%
Net investment income	0.61%	0.72%	0.36%	0.53%	0.51%	0.69%	0.79%	0.48%	0.66%	0.62%

Supplemental Data
Net assets, end of year (000)	$1,204	$1,292	$1,728	$1,859	$2,581	$89,448	$77,861	$104,687	$85,137	$89,330
Portfolio turnover	34%	39%	44%	61%	76%	34%	39%	44%	61%	76%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2013

Financial Highlights	Marsico Growth FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.63	$12.68	$9.88	$8.29	$12.28	$12.43	$12.50	$9.77	$8.21	$12.20
Net investment income (loss)[1]	0.07	0.03	0.02	0.02	0.05	0.04	0.00 [2]	(0.01)	(0.00)[3]	0.03
Net realized and unrealized gain (loss)	2.53	(0.08)	2.78	1.57	(4.04)	2.47	(0.07)	2.74	1.56	(4.02)
Net increase (decrease) from investment operations	2.60	(0.05)	2.80	1.59	(3.99)	2.51	(0.07)	2.73	1.56	(3.99)
Net asset value, end of year	$15.23	$12.63	$12.68	$9.88	$8.29	$14.94	$12.43	$12.50	$9.77	$8.21

Total Investment Return[4]
Based on net asset value	20.59%	(0.39)%	28.34%	19.18%	(32.49)%	20.19%	(0.56)%	27.94%	19.00%	(32.70)%

Ratios to Average Net Assets
Total expenses	1.13%	1.14%	1.10%	1.18%	1.20%	1.38%	1.39%	1.35%	1.42%	1.44%
Total expenses after fees waived	1.08%	1.14%	1.10%	1.18%	1.20%	1.33%	1.39%	1.35%	1.42%	1.44%
Net investment income (loss)	0.54%	0.27%	0.19%	0.22%	0.54%	0.30%	0.02%	(0.06)%	(0.03)%	0.30%

Supplemental Data
Net assets, end of year (000)	$4,789	$3,787	$3,430	$2,365	$2,102	$40,097	$28,104	$24,809	$19,779	$18,156
Portfolio turnover	127%	61%	66%	72%	83%	127%	61%	66%	72%	83%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	45

Financial Highlights (concluded)	Marsico Growth FDP Fund
	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.77	$11.94	$9.40	$7.97	$11.94	$11.79	$11.96	$9.41	$7.97	$11.94
Net investment loss[1]	(0.06)	(0.09)	(0.09)	(0.07)	(0.04)	(0.06)	(0.09)	(0.09)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	2.34	(0.08)	2.63	1.50	(3.93)	2.35	(0.08)	2.64	1.51	(3.93)
Net increase (decrease) from investment operations	2.28	(0.17)	2.54	1.43	(3.97)	2.29	(0.17)	2.55	1.44	(3.97)
Net asset value, end of year	$14.05	$11.77	$11.94	$9.40	$7.97	$14.08	$11.79	$11.96	$9.41	$7.97

Total Investment Return[2]
Based on net asset value	19.37%	(1.42)%	27.02%	17.94%	(33.25)%	19.42%	(1.42)%	27.10%	18.07%	(33.25)%

Ratios to Average Net Assets
Total expenses	2.15%	2.18%	2.15%	2.22%	2.24%	2.13%	2.15%	2.11%	2.17%	2.21%
Total expenses after fees waived	2.10%	2.18%	2.15%	2.22%	2.24%	2.08%	2.15%	2.11%	2.17%	2.21%
Net investment loss	(0.48)%	(0.78)%	(0.86)%	(0.81)%	(0.48)%	(0.46)%	(0.75)%	(0.82)%	(0.78)%	(0.46)%

Supplemental Data
Net assets, end of year (000)	$1,088	$1,243	$1,546	$1,806	$2,133	$80,148	$72,267	$87,554	$77,640	$72,992
Portfolio turnover	127%	61%	66%	72%	83%	127%	61%	66%	72%	83%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

46	FDP SERIES, INC.	MAY 31, 2013

Financial Highlights	Invesco Value FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.97	$10.69	$8.53	$7.00	$10.30	$9.89	$10.61	$8.51	$6.99	$10.29
Net investment income[1]	0.16	0.15	0.12	0.08	0.15	0.13	0.12	0.10	0.07	0.13
Net realized and unrealized gain (loss)	3.36	(0.72)	2.10	1.51	(3.27)	3.35	(0.72)	2.08	1.50	(3.27)
Net increase (decrease) from investment operations	3.52	(0.57)	2.22	1.59	(3.12)	3.48	(0.60)	2.18	1.57	(3.14)
Dividends and distributions from:[2]
Net investment income	(0.13)	(0.15)	(0.06)	(0.06)	(0.17)	(0.11)	(0.12)	(0.08)	(0.05)	(0.15)
Net realized gain	—	—	—	—	(0.01)	—	—	—	—	(0.01)
Total dividends and distributions	(0.13)	(0.15)	(0.06)	(0.06)	(0.18)	(0.11)	(0.12)	(0.08)	(0.05)	(0.16)
Net asset value, end of year	$13.36	$9.97	$10.69	$8.53	$7.00	$13.26	$9.89	$10.61	$8.51	$6.99

Total Investment Return[3]
Based on net asset value	35.68%	(5.36)%	26.09%	22.83%	(30.38)%	35.47%	(5.63)%	25.72%	22.61%	(30.62)%

Ratios to Average Net Assets
Total expenses	1.06%	1.05%	1.00%	1.08%	1.06%	1.30%	1.30%	1.25%	1.32%	1.30%
Net investment income	1.37%	1.46%	1.25%	0.98%	1.95%	1.13%	1.22%	1.00%	0.85%	1.69%

Supplemental Data
Net assets, end of year (000)	$4,330	$3,347	$3,226	$2,351	$2,105	$38,807	$26,457	$24,215	$19,197	$17,813
Portfolio turnover	13%	17%	24%	19%	38%	13%	17%	24%	19%	38%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	47

Financial Highlights (concluded)	Invesco Value FDP Fund
	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.83	$10.53	$8.44	$6.97	$10.23	$9.77	$10.47	$8.43	$6.95	$10.21
Net investment income (loss)[1]	0.04	0.04	0.02	(0.01)	0.07	0.04	0.04	0.02	0.01	0.07
Net realized and unrealized gain (loss)	3.33	(0.71)	2.07	1.51	(3.25)	3.30	(0.70)	2.05	1.50	(3.24)
Net increase (decrease) from investment operations	3.37	(0.67)	2.09	1.50	(3.18)	3.34	(0.66)	2.07	1.51	(3.17)
Dividends and distributions from:[2]
Net investment income	(0.01)	(0.03)	—	(0.03)	(0.07)	(0.02)	(0.04)	(0.03)	(0.03)	(0.08)
Net realized gain	—	—	—	—	(0.01)	—	—	—	—	(0.01)
Total dividends and distributions	(0.01)	(0.03)	—	(0.03)	(0.08)	(0.02)	(0.04)	(0.03)	(0.03)	(0.09)
Net asset value, end of year	$13.19	$9.83	$10.53	$8.44	$6.97	$13.09	$9.77	$10.47	$8.43	$6.95

Total Investment Return[3]
Based on net asset value	34.34%	(6.32)%	24.76%	21.56%	(31.13)%	34.30%	(6.28)%	24.61%	21.84%	(31.13)%

Ratios to Average Net Assets
Total expenses	2.08%	2.10%	2.05%	2.11%	2.08%	2.06%	2.05%	2.01%	2.08%	2.06%
Net investment income (loss)	0.35%	0.42%	0.21%	(0.07)%	0.91%	0.37%	0.46%	0.24%	0.11%	0.93%

Supplemental Data
Net assets, end of year (000)	$1,105	$1,184	$1,551	$1,807	$2,182	$79,259	$67,211	$85,130	$75,817	$71,843
Portfolio turnover	13%	17%	24%	19%	38%	13%	17%	24%	19%	38%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

48	FDP SERIES, INC.	MAY 31, 2013

Financial Highlights	Franklin Templeton Total Return FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.56	$10.50	$9.78	$8.97	$9.80	$10.57	$10.50	$9.79	$8.98	$9.80
Net investment income[1]	0.30	0.33	0.38	0.42	0.42	0.27	0.30	0.35	0.40	0.40
Net realized and unrealized gain (loss)	0.23	0.08	0.72	0.81	(0.61)	0.23	0.09	0.71	0.81	(0.60)
Net increase (decrease) from investment operations	0.53	0.41	1.10	1.23	(0.19)	0.50	0.39	1.06	1.21	(0.20)

Dividends and distributions from:[2]
Net investment income	(0.38)	(0.35)	(0.38)	(0.42)	(0.56)	(0.36)	(0.32)	(0.35)	(0.40)	(0.54)
Net realized gain	—	—	—	—	(0.08)	—	—	—	—	(0.08)
Total dividends and distributions	(0.38)	(0.35)	(0.38)	(0.42)	(0.64)	(0.36)	(0.32)	(0.35)	(0.40)	(0.62)
Net asset value, end of year	$10.71	$10.56	$10.50	$9.78	$8.97	$10.71	$10.57	$10.50	$9.79	$8.98

Total Investment Return[3]
Based on net asset value	5.03%	3.89%	11.37%	13.88%	(1.49)%	4.67%	3.74%	10.99%	13.60%	(1.62)%

Ratios to Average Net Assets
Total expenses	0.71%	0.74%	0.71%	0.78%	0.82%	0.95%	0.99%	0.96%	1.02%	1.04%
Net investment income	2.76%	3.16%	3.71%	4.39%	4.77%	2.51%	2.90%	3.47%	4.15%	4.54%

Supplemental Data
Net assets, end of year (000)	$5,506	$4,809	$3,989	$2,828	$2,347	$63,283	$48,467	$38,482	$31,586	$25,699
Portfolio turnover	322%[4]	292%[5]	200%[6]	206%[7]	304%[8]	322%[4]	292%[5]	200%[6]	206%[7]	304%[8]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 128%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2013	49

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund
	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.57	$10.50	$9.79	$8.98	$9.80	$10.57	$10.50	$9.79	$8.98	$9.80
Net investment income[1]	0.22	0.24	0.30	0.35	0.36	0.21	0.24	0.30	0.34	0.35
Net realized and unrealized gain (loss)	0.22	0.10	0.71	0.80	(0.61)	0.23	0.09	0.70	0.81	(0.60)
Net increase (decrease) from investment operations	0.44	0.34	1.01	1.15	(0.25)	0.44	0.33	1.00	1.15	(0.25)
Dividends and distributions from:[2]
Net investment income	(0.30)	(0.27)	(0.30)	(0.34)	(0.49)	(0.30)	(0.26)	(0.29)	(0.34)	(0.49)
Net realized gain	—	—	—	—	(0.08)	—	—	—	—	(0.08)
Total dividends and distributions	(0.30)	(0.27)	(0.30)	(0.34)	(0.57)	(0.30)	(0.26)	(0.29)	(0.34)	(0.57)
Net asset value, end of year	$10.71	$10.57	$10.50	$9.79	$8.98	$10.71	$10.57	$10.50	$9.79	$8.98

Total Investment Return[3]
Based on net asset value	4.14%	3.19%	10.40%	13.00%	(2.16)%	4.10%	3.16%	10.38%	12.97%	(2.18)%

Ratios to Average Net Assets
Total expenses	1.47%	1.52%	1.50%	1.55%	1.57%	1.51%	1.54%	1.52%	1.57%	1.59%
Net investment income	2.01%	2.24%	2.97%	3.62%	3.99%	1.96%	2.35%	2.92%	3.60%	3.97%

Supplemental Data
Net assets, end of year (000)	$1,528	$1,909	$2,062	$2,521	$2,489	$116,996	$113,271	$131,002	$120,836	$105,212
Portfolio turnover	322%[4]	292%[5]	200%[6]	206%[7]	304%[8]	322%[4]	292%[5]	200%[6]	206%[7]	304%[8]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 128%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.

See Notes to Financial Statements.

50	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP fund (“Marsico Fund”), Invesco Value FDP Fund, (“Invesco Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund,” collectively, the “Funds”) are each a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. On February 12, 2013, the Board of Directors of the Corporation (the “Board”) approved the conversion of all issued and outstanding Investor B Shares into Investor A Shares, which will be effective on or about the close of business on June 10, 2013. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent

FDP SERIES, INC.	MAY 31, 2013	51

Notes to Financial Statements (continued)

with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and Over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Franklin Templeton Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Franklin Templeton Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Franklin Templeton Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their

52	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)

principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Franklin Templeton Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Franklin Templeton Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Franklin Templeton Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Franklin Templeton Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the

FDP SERIES, INC.	MAY 31, 2013	53

Notes to Financial Statements (continued)

borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: Franklin Templeton Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Franklin Templeton Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments. Typically, the Funds are permitted to sell, re-pledge or use collateral received from the counterparty, but counterparties typically are not permitted to sell, re-pledge or use the collateral they receive.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For MFS Fund, Marsico Fund and Invesco Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and

54	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)

derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Notes to Financial Statements (continued)

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
56	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2013
Derivative Assets
	Statements of Assets and Liabilities Location	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts	Investments at value — unaffiliated[1]	—	—	—	$88,021
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts, Investments at value — unaffiliated[1]	$7,086	$449	$43,157	121,282
Credit contracts	Unrealized appreciation on swaps[2], Swap premiums paid	—	—	—	140,880

Total		$7,086	$449	$43,157	$350,183
Derivative Liabilities
	Statements of Assets and Liabilities Location		MFS Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts	Net unrealized depreciation[2]		—	—	$337
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts		$718	$2,927	437,721
Credit contracts	Unrealized depreciation on swaps[2], Swap premiums received		—	—	116,708

Total			$718	$2,927	$554,766
[1]	Includes options purchased at value as reported in the Schedule of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2013

	Net Realized Gain (Loss) From
	MS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	—	—	$1,778
Options[3]	—	—	—	58,363
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(66,706)	$22,177	$7,128	1,035,173
Options[3]	—	—	—	(999)
Credit contracts:
Swaps	—	—	—	54,780
Total	$(66,706)	$22,177	$7,128	$1,149,095
	Net Change in Unrealized Appreciation/Depreciation on
	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund

Interest rate contracts:
Financial futures contracts	—	—	—	$(2,410)
Options[3]	—	—	—	70,434
Foreign currency exchange contracts:
Foreign currency exchange contracts	$6,265	$449	$40,230	(1,316,509)
Options[3]	—	—	—	(32,668)
Credit contracts:
Swaps	—	—	—	112,065
Total	$6,265	$449	$40,230	$(1,169,088)
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
FDP SERIES, INC.	MAY 31, 2013	57

Notes to Financial Statements (continued)

For the year ended May 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund	Marsico Fund		Invesco Fund	Franklin Templeton Fund
Financial futures contracts:
Average number of contracts purchased	—	—		—	12
Average number of contracts sold	—	—		—	14	[1]
Average notional value of contracts purchased	—	—		—	$2,700,281
Average notional value of contracts sold	—	—		—	$3,085,660	[1]
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	11	1	[1]	10	49
Average number of contracts — US dollars sold	2	1		1	41
Average US dollar amounts purchased	$497,707	$11,287	[1]	$7,753,074	$11,441,450
Average US dollar amounts sold	$300,719	$131,082		$190,483	$6,464,498
Options:
Average number of option contracts purchased	—	—		—	895,875
Average notional value of option contracts purchased	—	—		—	$4,216,535
Credit default swaps:
Average number of contracts — buy protection	—	—		—	6
Average number of contracts — sell protection	—	—		—	8
Average notional value — buy protection	—	—		—	$4,737,500
Average notional value — sell protection	—	—		—	$6,016,500
[1]	Actual contract amount shown due to limited activity

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps).

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required. To the extent amounts due to the Funds from their

58	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)

counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
First $1 Billion	0.90%	0.80%	0.70%	0.40%
$1 Billion — $3 Billion	0.85%	0.75%	0.66%	0.38%
$3 Billion — $5 Billion	0.81%	0.72%	0.63%	0.36%
$5 Billion — $10 Billion	0.78%	0.70%	0.61%	0.35%
Greater than $10 Billion	0.77%	0.68%	0.60%	0.34%

The Manager entered into sub-advisory agreements with respect to each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

For the year ended May 31, 2013, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$1,323
Marsico Fund	$1,142
Invesco Fund	$1,095
Franklin Templeton Fund	$1,794

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A Shares	0.25%	0.25%	0.25%	0.25%
Investor B Shares	0.25%	0.25%	0.25%	0.25%
Investor C Shares	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor B Shares	0.75%	0.75%	0.75%	0.50%
Investor C Shares	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

Effective June 1, 2012, the Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.05% of its advisory fee payable by Marsico Fund. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended May 31, 2013, the Manager waived $55,354, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor B Shares	2.95%	2.95%	2.95%	2.70%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses under these arrangements during the year ended May 31, 2013.

For the year ended May 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
MFS Fund	$23,699
Marsico Fund	$22,165
Invesco Fund	$19,823
Franklin Templeton Fund	$39,761

For the year ended May 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
MFS Fund	$3,015	$440	$8,398
Marsico Fund	$1,772	$375	$6,763
Invesco Fund	$1,646	$327	$5,842
Franklin Templeton Fund	—	$161	$12,447
FDP SERIES, INC.	MAY 31, 2013	59

Notes to Financial Statements (continued)

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
MFS Fund	$102,209	$27,724
Invesco Fund	—	$96,958

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2013 were as follows:

	Purchases	Sales
MFS Fund	$43,822,222	$45,068,300
Marsico Fund	$132,482,791	$134,733,572
Invesco Fund	$13,430,434	$23,516,123
Franklin Templeton Fund	$610,714,498	$604,396,618

Purchases and sales of US government securities for Franklin Templeton Fund for the year ended May 31, 2013 were $29,968,002 and $20,130,802, respectively.

For the year ended May 31, 2013, purchases and sales related to mortgage dollar rolls for Franklin Templeton Fund were $376,716,621 and $376,077,928, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2013 attributable to net operating losses, the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Paid-in capital	—	$(215,448)	—	—
Undistributed (accumulated) net investment income (loss)	$(11,195)	$216,320	$8,488	$807,741
Accumulated net realized gain (loss)	$11,195	$(872)	$(8,488)	$(807,741)

The tax character of distributions paid during the fiscal years ended May 31, 2013 and May 31, 2012 was as follows:

	MFS Fund	Invesco Fund	Franklin Templeton Fund
Ordinary income
5/31/2013	$1,221,016	$513,835	$5,043,932
5/31/2012	897,534	686,984	4,364,085
Total
5/31/2013	$1,221,016	$513,835	$5,043,932
5/31/2012	$897,534	$686,984	$4,364,085

As of May 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Undistributed ordinary income	$1,239,432	—	$509,643	$1,053,092
Undistributed long-term capital gains	—	—	—	106,398
Capital loss carryforwards	(36,309,321)	$(372,044)	(22,442,495)	—
Net unrealized gains[1]	21,397,750	27,215,720	30,484,827	4,764,912
Qualified late-year losses[2]	—	(270,550)	—	—
Total	$(13,672,139)	$26,573,126	$8,551,975	$5,924,402
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending May 31, 2014.

As of May 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Marsico Fund	Invesco Fund
2017	$5,835,816	—	—
2018	30,473,505	$372,044	$22,442,495
Total	$36,309,321	$372,044	$22,442,495

During the year ended May 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

MFS Fund	$1,049,266
Marsico Fund	$15,819,537
Invesco Fund	$7,471,862
Franklin Templeton Fund	$3,063,051
60	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)

As of May 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund

Tax cost	$117,979,343	$100,827,312	$92,962,015	$242,312,898

Gross unrealized appreciation	$27,294,806	$27,729,221	$33,808,424	$7,856,737
Gross unrealized depreciation	(5,856,090)	(513,501)	(3,323,371)	(3,030,198)
Net unrealized appreciation/depreciation	$21,438,716	$27,215,720	$30,485,053	$4,826,539

6. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended May 31, 2013.

7. Commitments:

Franklin Templeton Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of May 31, 2013, the Fund had no outstanding unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When MFS Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of May 31, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the MFS Fund’s investments.

As of May 31, 2013, Invesco Fund invested a significant portion of their assets in securities in the financials sector and Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the financials and consumer discretionary sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

FDP SERIES, INC.	MAY 31, 2013	61

Notes to Financial Statements (continued)

As of May 31, 2013, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	18%
Pharmaceuticals	9%
Oil, Gas & Consumable Fuels	8%
Food Products	5%
Other[1]	60%
[1]	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	97,313	$1,065,079	163,110	$1,705,745
Shares issued to shareholders in reinvestment of dividends	5,718	56,953	4,217	49,006
Shares redeemed	(95,677)	(1,048,672)	(85,573)	(912,261)
Net increase	7,354	$73,360	81,754	$842,490

Investor A

Shares sold and automatic conversion of shares	1,271,513	$13,815,684	1,499,840	$15,557,609
Shares issued to shareholders in reinvestment of dividends	43,076	427,322	29,137	337,688
Shares redeemed	(818,013)	(8,902,682)	(797,839)	(8,344,100)
Net increase	496,576	$5,340,324	731,138	$7,551,197

Investor B
Shares sold	6,026	$63,666	47,399	$503,633
Shares issued to shareholders in reinvestment of dividends	353	3,525	302	3,516
Shares redeemed and automatic conversion of shares	(41,196)	(438,753)	(55,535)	(573,578)
Net decrease	(34,817)	$(371,562)	(7,834)	$(66,429)

Investor C
Shares sold	1,359,244	$14,634,582	2,451,262	$25,142,194
Shares issued to shareholders in reinvestment of dividends	49,447	488,075	36,313	418,325
Shares redeemed	(2,058,899)	(21,994,359)	(2,995,253)	(30,954,708)
Net decrease	(650,208)	$(6,871,702)	(507,678)	$(5,394,189)
Total Net Increase (Decrease)	(181,095)	$(1,829,580)	297,380	$2,933,069
62	FDP SERIES, INC.	MAY 31, 2013

Notes to Financial Statements (continued)
	Year Ended May 31, 2013		Year Ended May 31, 2012
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	76,684	$1,036,889	106,296	$1,300,828
Shares redeemed	(61,999)	(837,133)	(77,079)	(954,975)
Net increase	14,685	$199,756	29,217	$345,853

Investor A
Shares sold and automatic conversion of shares	951,934	$12,700,143	954,019	$11,471,763
Shares redeemed	(530,548)	(7,101,611)	(676,506)	(8,160,472)
Net increase	421,386	$5,598,532	277,513	$3,311,291

Investor B
Shares sold	4,674	$56,645	29,572	$332,376
Shares redeemed and automatic conversion of shares	(32,815)	(403,377)	(53,422)	(609,466)
Net decrease	(28,141)	$(346,732)	(23,850)	$(277,090)

Investor C
	1,000,837	$12,636,190	1,417,415	$16,082,169
Shares redeemed	(1,434,953)	(17,957,410)	(2,611,707)	(29,909,335)
Net decrease	(434,116)	$(5,321,220)	(1,194,292)	$(13,827,166)
Total Net Increase (Decrease)	(26,186)	$130,336	(911,412)	$(10,447,112)

	Year Ended May 31, 2013		Year Ended May 31, 2012
Invesco Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	68,808	$805,644	121,016	$1,206,940
Shares issued to shareholders in reinvestment of dividends	3,154	33,991	3,758	37,652
Shares redeemed	(83,722)	(962,274)	(90,788)	(917,016)
Net increase (decrease)	(11,760)	$(122,639)	33,986	$327,576

Investor A
Shares sold and automatic conversion of shares	933,273	$10,763,434	1,108,001	$10,902,906
Shares issued to shareholders in reinvestment of dividends	22,032	235,602	24,443	243,476
Shares redeemed	(702,991)	(8,097,826)	(740,078)	(7,283,445)
Net increase	252,314	$2,901,210	392,366	$3,862,937

Investor B
Shares sold	3,078	$33,489	36,381	$352,225
Shares issued to shareholders in reinvestment of dividends	58	595	294	2,931
Shares redeemed and automatic conversion of shares	(39,772)	(443,417)	(63,516)	(619,631)
Net decrease	(36,636)	$(409,333)	(26,841)	$(264,475)

Investor C
Shares sold	875,426	$10,063,322	1,529,343	$14,736,547
Shares issued to shareholders in reinvestment of dividends	12,391	129,149	27,673	272,789
Shares redeemed	(1,717,188)	(19,329,404)	(2,805,536)	(27,259,016)
Net decrease	(829,371)	$(9,136,933)	(1,248,520)	$(12,249,680)
Total Net Decrease	(625,453)	$(6,767,695)	(849,009)	$(8,323,642)
FDP SERIES, INC.	MAY 31, 2013	63

Notes to Financial Statements (concluded)
	Year Ended May 31, 2013		Year Ended May 31, 2012
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	138,789	$1,506,822	181,207	$1,898,029
Shares issued to shareholders in reinvestment of dividends	12,955	140,581	10,359	108,529
Shares redeemed	(93,074)	(1,007,879)	(115,991)	(1,214,150)
Net increase	58,670	$639,524	75,575	$792,408

Investor A
Shares sold and automatic conversion of shares	2,202,005	$23,895,788	2,140,551	$22,430,313
Shares issued to shareholders in reinvestment of dividends	131,705	1,430,039	90,657	950,251
Shares redeemed	(1,009,906)	(10,940,003)	(1,312,331)	(13,708,020)
Net increase	1,323,804	$14,385,824	918,877	$9,672,544

Investor B
Shares sold	6,309	$68,639	78,015	$815,367
Shares issued to shareholders in reinvestment of dividends	2,182	23,686	2,777	29,082
Shares redeemed and automatic conversion of shares	(46,477)	(503,529)	(96,553)	(1,011,246)
Net decrease	(37,986)	$(411,204)	(15,761)	$(166,797)

Investor C
Shares sold	2,456,768	$26,679,394	2,510,461	$26,294,388
Shares issued to shareholders in reinvestment of dividends	222,823	2,419,179	215,015	2,252,056
Shares redeemed	(2,478,661)	(26,838,898)	(4,480,290)	(46,823,624)
Net increase (decrease)	200,930	$2,259,675	(1,754,814)	$(18,277,180)
Total Net Increase (Decrease)	1,545,418	$16,873,819	(776,123)	$(7,979,025)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund will pay a net investment income dividend in the following amounts per share on July 19, 2013, to shareholders of record on July 17, 2013 as follows:

MFS Fund	Dividend Per Share
Institutional	$0.180400
Investor A	$0.158400
Investor C	$0.069800
Invesco Fund	Dividend Per Share
Institutional	$0.092000
Investor A	$0.080600
Investor C	$0.039800

At the close of business on June 10, 2013, all issued and outstanding Investor B Shares of MFS Fund, Marsico Fund, Invesco Fund and Franklin Templeton Fund converted into Investor A Shares.

64	FDP SERIES, INC.	MAY 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund and the Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., (the “Corporation”) as of May 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc. during the fiscal year ended May 31, 2013.

	Payable Date/ Months Paid	MFS Fund		Invesco Fund	Franklin Templeton Fund
Qualified Dividend Income for Individuals	7/20/12	100.00%	[1]	100.00%	—
	12/06/12	—		100.00%	—
Dividends Qualifying for the Dividend Received	7/20/12	1.08%	[1]	100.00%	—
Deduction for Corporations	12/06/12	—		100.00%	—
Foreign Source Income	7/20/12	90.07%	[1]	—	—
Foreign Taxes Paid Per Share	7/20/12	$0.025866		—	—
Interest Related Dividends for Non-US Residents[2]	June 2012 — December 2012	—		—	44.07%
	January 2013 — May 2013	—		—	73.96%
Federal Obligation Interest[3]	June 2012 — May 2013	—		—	6.77%
[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
FDP SERIES, INC.	MAY 31, 2013	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”), Invesco Value FDP Fund (the “Invesco Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), and MFS Research International FDP Fund (the “MFS Fund”) (each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Franklin Advisers, Inc. (“Franklin”); (ii) Invesco Advisers, Inc. (“Invesco”); (iii) Marsico Capital Management, LLC (“Marsico”); and (iv) Massachusetts Financial Services Company (“MFS”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, and the Sub-Advisors, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, sub-advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates, and the Sub-Advisors by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s and the Sub-Advisors’ business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) the division of responsibilities among the Manager and the Sub-Advisors and the oversight provided by the Manager; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock and the Sub-Advisors to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
66	FDP SERIES, INC.	MAY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar open-end funds managed by BlackRock, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock and the Sub-Advisors with questions and requests for additional information. BlackRock and the Sub-Advisors responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors under the Agreements, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock and the Sub-Advisors: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; and risk analysis and oversight capabilities.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in each Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Franklin Templeton Fund ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

FDP SERIES, INC.	MAY 31, 2013	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Invesco Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Marsico Fund ranked in the fourth, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board, BlackRock, and Marsico reviewed and discussed the reasons for the Marsico Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that the primary detractors of performance for the one-year period were stock selection in the consumer discretionary and energy sectors and an underweighted posture and stock selection in financials. The primary detractors of performance for the five-year period were stock selection in the energy and health care sectors along with an underweighted posture and stock selection in consumer staples.

The Board expressed dissatisfaction with the Marsico Fund’s performance and directed Blackrock to present by the Board’s November meeting recommendations for remediating the performance issues. These recommendations could include a proposal to change the Marsico Fund’s sub-advisor.

The Board noted that the MFS Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the MFS Fund’s underperformance during the one-year period and will monitor the MFS Fund’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate gives effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Franklin Templeton Fund’s contractual management fee rate ranked in the first quartile relative to its Expense Peers. The Board also noted that the Franklin Templeton Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Franklin Templeton Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Franklin Templeton Fund’s total net operating expenses on a class-by-class basis, as applicable.

The Board noted that the Invesco Fund’s contractual management fee rate ranked in the first quartile relative to its Expense Peers. The Board also noted that the Invesco Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Invesco Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Invesco Fund’s total net operating expenses on a class-by-class basis, as applicable.

The Board noted that the Marsico Fund’s contractual management fee rate ranked in the third quartile relative to its Expense Peers. The Board determined that the Marsico Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by its Expense Peers. The Board also noted that the Marsico Fund has an

68	FDP SERIES, INC.	MAY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Marsico Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Marsico Fund’s total net operating expenses on a class-by-class basis, as applicable. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee reduction, which may result in savings to shareholders, that was implemented on June 1, 2012.

The Board noted that the MFS Fund’s contractual management fee rate ranked in the second quartile relative to its Expense Peers. The Board also noted that the MFS Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the MFS Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the MFS Fund’s total net operating expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

FDP SERIES, INC.	MAY 31, 2013	69

Officers and Directors
Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 84 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 84 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				28 RICs consisting of 84 Portfolios	None

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.
				28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				28 RICs consisting of 84 Portfolios	None
70	FDP SERIES, INC.	MAY 31, 2013

Officers and Directors (continued)
Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.
				28 RICs consisting of 84 Portfolios	None
[1] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W.Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				28 RICs consisting of 84 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

FDP SERIES, INC.	MAY 31, 2013	71

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809
Sub-Advisors
Massachusetts Financial
Services Company
Boston, MA 02116

Marsico Capital
Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403
	Custodian Brown Brothers Harriman & Co. Boston, MA 02109 Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Distributor BlackRock Investments, LLC New York, NY 10022
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

72	FDP SERIES, INC.	MAY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

FDP SERIES, INC.	MAY 31, 2013	73

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	FDP SERIES, INC.	MAY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Global Allocation Fund

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

	LifePath Active Portfolios		LifePath Index Portfolio
	2015 2020 2025 2030 2035	2040 2045 2050 2055	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	LifePath Portfolios
	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

FDP SERIES, INC.	MAY 31, 2013	75

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

FDPS-5/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$43,863	$43,600	$0	$0	$15,100	$14,600	$0	$0
Invesco Value FDP Fund	$31,163	$30,900	$0	$0	$12,000	$11,500	$0	$0
Marsico Growth FDP Fund	$31,163	$30,900	$0	$0	$12,000	$11,500	$0	$0
MFS Research International FDP Fund	$33,463	$33,200	$0	$0	$16,000	$22,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is

2

subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

3

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$15,100	$14,600
Invesco Value FDP Fund	$12,000	$11,500
Marsico Growth FDP Fund	$12,000	$11,500
MFS Research International FDP Fund	$16,000	$22,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these

4

controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto
5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:      /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: August 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: August 1, 2013

By:      /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

FDP Series, Inc.

Date: August 1, 2013

6